UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

THANKSGIVING COFFEE COMPANY, INC.

(Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THANKSGIVING COFFEE COMPANY, INC.

THANKSGIVING COFFEE COMPANY, INC.

19100 S. Harbor Drive
Ft. Bragg, CA 95437

Dear Stockholder:

We are writing to advise you that the Board of Directors (the “Board”) of Thanksgiving Coffee Company, Inc. (the “Company”) approved, and our founders, the holders of a majority of our outstanding common stock (the “Majority Stockholders”) executed a written consent approving a 200-for-1 Reverse Stock Split of the Company’s common stock (the “Reverse Stock Split”).  The actions to execute this Reverse Stock Split are being made for purposes of increasing the financial health and opportunities via a “going private transaction” by reducing the number of record holders of Common Stock to less than 500, thereby allowing the Company to terminate the registration of the Common Stock pursuant to Section 12(g)(4)(a)(2) of the Exchange Act and the Company’s reporting obligations under the Exchange Act.

The Reverse Stock Split was approved by our Board on December 10, 2020, and the Majority Stockholders approved these actions on [date of majority approval to be inserted] in accordance with the relevant sections of the California Corporations Code (the “CCC”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform our stockholders of record on [date of majority approval to be inserted] (the “Record Date”) of the Reverse Stock Split taken by the Majority Stockholders in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended. The Reverse Stock Split will become effective as soon as possible, but not sooner than 20 days following the date that the accompanying information statement is first mailed to our stockholders. The information statement is first mailed to you on or about [date of filing to be inserted]. The accompanying information statement also constitutes notice under Section 603 of the CCC that the Reverse Stock Split was approved by Written Consent of the Majority Stockholders.

The date of this information statement is [date of filing to be inserted].

By Order of the Board of Directors,

/s/ Paul Katzeff
Paul Katzeff
President

NOTICE OF ACTION TAKEN BY

WRITTEN CONSENT OF A MAJORITY OF STOCKHOLDERS

PRELIMINARY COPY

THANKSGIVING COFEE COMPANY, INC.

19100 S. Harbor Drive
Ft. Bragg, CA 95437

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement (this “Information Statement”) is being mailed on or about [date of filing to be inserted] to the holders of record of the issued and outstanding shares of common stock, no par value (“Common Stock”), of Thanksgiving Coffee Company, Inc., a California benefit corporation (the “Company,” “we”, “our” or “us”), as of [date of majority approval to be inserted] (the “Record Date”), in connection with the approval of an amendment to the Company’s Restated Articles of Incorporation, in substantially the form attached hereto as Appendix A, to effect a reverse stock split (the “Reverse Stock Split”) of the Common Stock at a ratio of 200-to-1, as determined by the Board of Directors of the Company (the “Board”) in its sole discretion.

Section 603 of the California Corporations Code (the “CCC”) provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding the minimum number of votes that would be necessary to authorize or take such action at a meeting of the stockholders. Each share of Common Stock is entitled to one vote per share on any matter requiring stockholder vote. Our Board obtained the written consent of the Majority Stockholders in order to eliminate the costs and management time involved in holding a special meeting.

The following actions will be taken pursuant to the written consent:

1. On or about the 20th day following the mailing of this information statement, the Company will effect a 200-to-1 Reverse Stock Split of the Company’s Common Stock (the “Effective Date”).

2. On the Effective Date, stockholders will receive one whole share of Common Stock for each 200 shares of existing Common Stock held on the Effective Date, and Stockholders who hold fractional shares resulting from the Reverse Stock Split on the Effective Date will receive cash in the amount of $0.66 per share of pre-reverse split Common Stock.

3. All stock certificates evidencing ownership of the Company’s outstanding Common Stock immediately prior to the Reverse Stock Split will be deemed for all purposes to represent: (a) new certificates representing the number of whole shares of Common Stock that will result from the Reverse Stock Split, and (b) a cash payment in in the amount of $0.66 per share in lieu of any fractional share of the Company’s Common Stock.

On December 10, 2020, the Board approved the Reverse Stock Split. On [date of majority approval to be inserted], stockholders holding approximately 78% of the outstanding Common Stock (the “Majority Stockholders”) approved the Reverse Stock Split by written consent in accordance with Section 603 of the CCC and the Company’s organizational documents then in effect. Accordingly, all necessary approvals in connection with the above corporate actions have been obtained and this Information Statement is furnished solely for the purpose of informing our stockholders of such approval in the manner required under the CCC and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14c-2 promulgated thereunder.

The Record Date for determining stockholders entitled to receive this Information Statement is [date of majority approval to be inserted]. As of the close of business on the Record Date, we had 1,236,744 shares of Common Stock outstanding and entitled to vote on the matters acted upon in the action by written consent of our Majority Stockholders. Each share of Common Stock outstanding as of the close of business on the Record Date was entitled to one (1) vote.

In accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”), the Reverse Stock Split cannot become effective until twenty (20) calendar days after we send or give this Information Statement to our stockholders of record as of the Record Date. Following such twenty (20) calendar day period, the Reverse Stock Split will become effective when we file an amendment to our Restated Articles of Incorporation effecting the Reverse Stock Split with the Secretary of State of the State of California, which is expected to occur no later than approximately 30 calendar days following [date of notice to shareholders to be inserted]. A form of the amendment to our Restated Articles of Incorporation to effect the Reverse Stock Split is attached hereto as Appendix A.

THIS INFORMATION STATEMENT IS FIRST BEING MAILED OR PROVIDED TO THE HOLDERS OF OUR COMMON STOCK ON THE RECORD DATE ON OR AROUND [date of notice to shareholders to be inserted].

This Information Statement is provided to the Company’s stockholders of record on the Record Date for informational purposes in connection with the Reverse Stock Split pursuant to and in accordance with Section 14(c) of the Exchange Act and Schedule 14C thereunder. This Information Statement also constitutes notice under Section 603 of the CCC that the Reverse Stock Split was approved by the written consent of the Majority Stockholders.

If you have questions or would like additional copies of this Information Statement, you should contact the Company at its address or telephone number as follows:

Thanksgiving Coffee Company, Inc.

19100 S. Harbor Drive
Ft. Bragg, CA 95437

Telephone: (707) 964-0118

Website: www.thanksgivingcoffee.com

 WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Why am I receiving these materials?

This Information Statement is being mailed or furnished to holders of record of the outstanding Common Stock of the Company in connection with an action by written consent of the Majority Stockholders taken without a meeting to amend the Company's Restated Articles of Incorporation to effect the Reverse Stock Split. The proposed Reverse Stock Split is described in detail in this Information Statement. You are urged to read this Information Statement carefully and in its entirety for a description of the Reverse Stock Split.

Your proxy or consent is not being solicited in connection with the Reverse Stock Split. This Information Statement is for informational purposes in connection with the Reverse Stock Split and is being delivered pursuant to and in accordance with Section 14(c) of the Exchange Act and Schedule 14C thereunder. This Information Statement also constitutes notice under the applicable sections of the CCC that the Reverse Stock Split was approved by the written consent of the Majority Stockholders.

What action was taken by written consent?

The Majority Stockholders provided a written consent approving an amendment to the Company’s Restated Articles of Incorporation to effect the Reverse Stock Split at a ratio of 200-to-1. A form of the amendment to our Restated Articles of Incorporation to effect the Reverse Stock Split is attached hereto as Appendix A.

When is the Record Date?

The close of business on [date of majority approval to be inserted] is the Record Date for the determination of stockholders entitled to receive this Information Statement.

What constitutes the voting power of the Company?

As of the close of business on the Record Date, we had 1,236,744 shares of Common Stock outstanding and entitled to vote on the matters acted upon in the action by written consent of our Majority Stockholders. Each share of Common Stock outstanding as of the close of business on the Record Date was entitled to one (1) vote.

Collectively, on the Record Date, the Majority Stockholders held an aggregate of 964,400 shares of our Common Stock, or approximately 78% of the issued and outstanding shares of our Common Stock, representing a majority of the total number of issued and outstanding shares of our Common Stock as of the Record Date.

What vote was obtained to approve the amendment to the Certificate of Incorporation to effect the Reverse Stock Split?

In accordance with the CCC and the Company’s organizational documents, the approval of the amendment to our Restated Articles of Incorporation to effect the Reverse Stock Split required the approval by a majority of the holders of our outstanding Common Stock.

When will the Reverse Stock Split become effective?

In accordance with the rules and regulations of the SEC, the Reverse Stock Split cannot become effective until twenty (20) calendar days after we send or give this Information Statement to our stockholders of record as of the Record Date. Following such twenty (20) calendar day period, the Reverse Stock Split will become effective when we file an amendment to our Restated Articles of Incorporation effecting the Reverse Stock Split with the Secretary of State of the State of California, which is expected to occur no later than approximately thirty (30) calendar days following [date of notice to shareholders to be inserted]. A form of the amendment to our Restated Articles of Incorporation to effect the Reverse Stock Split is attached hereto as Appendix A.

Why is cash being paid in lieu of fractional shares post-Reverse Stock Split?

Because of the Company’s historically low operating margins, low to no profitability, lack of interest expressed by potential investment partners, outsized public reporting expenses, and other practical factors associated with running a company amidst economic and market factors outside of the Company’s control, the Board has deemed it in the Company’s best interest to issue cash in lieu of fractional shares resulting from the Reverse Stock Split. This action will allow the Company to pursue a plan to once again become a private company. Issuing cash in lieu of fractional shares to all stockholders after the Effective Time of the Reverse Stock Split, will require additional cash on hand to purchase those fractional shares, but it will, over time, decrease the prohibitive administrative costs that the Company incurs each year as a publicly reporting company. A Reverse Stock Split will allow the Company to avoid these prohibitive costs, increase the price of its Common Stock, and allow the Company to position itself for an expanded number of potential investment transactions.

Who is paying the cost of this Information Statement?

The entire cost of furnishing this Information Statement will be paid by the Company. The Company has been provided significant pro bono legal services to prepare this Statement and the appropriate SEC filings.

Does any person have an interest in the adoption of the Reverse Stock Split?

Except in their capacity as stockholders (which interest does not differ from that of the other holders of our Common Stock), and in their capacity as board members whose duty is to the Company, none of our officers, directors, or previous officers and directors, or any of their respective affiliates has any interest, direct or indirect, in the Reverse Stock Split.

SUMMARY AND STRUCTURE OF THE REVERSE STOCK SPLIT

Description of the Reverse Stock Split

On December 10, 2020, the Board, and on [date of majority shareholder approval to be inserted], the Board and Majority Stockholders, believing it to be in the best interests of the Company and its stockholders, approved resolutions authorizing an amendment to our Restated Articles of Incorporation, in substantially the form attached hereto as Appendix A, to effect the Reverse Stock Split at a ratio of 200-to-1. As a result of the Reverse Stock Split, every 200 shares of the Company’s existing Common Stock will be combined and converted into one (1) share of Common Stock.

The Reverse Stock Split will become effective on the date of filing an amendment to our Restated Articles of Incorporation effecting the Reverse Stock Split with the Secretary of State of the State of California, which is expected to occur no later than approximately thirty (30) calendar days following [date of notice to shareholders to be inserted].

Fractional shares will not be issued in the Reverse Stock Split to stockholders whose resulting share interest contains less than one (1) full share and who therefore hold fractional shares. In lieu thereof, such stockholders shall receive a cash payment from the Company as soon as practicable after the Reverse Stock Split becomes effective representing their fractional share interest, based upon a price of $.66 per share. This price is based on a report of share value produced by an independent valuation firm provided to the Company, as described further below.

Purpose of the Reverse Stock Split

The Reverse Stock Split will have the effect of fewer issued and outstanding shares, and fewer shareholders of record, but will provide us with the flexibility to consider and respond to future business opportunities and needs as they arise, including but not limited to potential financings; strategic transactions including mergers, acquisitions and business combinations; and other possible corporate transactions. The immediate positive effect will also be reduced administrative, audit and legal costs associated with being a publicly reporting company.

The Reverse Stock Split is intended as, and will have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act.

The Board believes that effecting the reverse stock split would, among other things, help the Company and our shareholders by:

●	Significantly reducing the costs the Company incurs each year as a result of its public reporting obligations, thereby strengthening the Company’s balance sheet and potential for survival; and

●

Improve the perception of our Common Stock as an investment security, or appealing to a broader range of potential purchasers of the Company, which could also lead to a later purchase of shares from existing shareholders.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company or in Purchasing Shares from Existing Shareholders - Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also the liquidity.

An increase in our stock price may make our Common Stock more attractive to investors or purchasers. Investment advisors may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks. Moreover, analysts at many advisor firms do not monitor the activity or otherwise provide coverage of lower-priced stocks and may have policies that discourage or prohibit them from recommending companies with low stock prices. The Reverse Stock Split will significantly increase the price of our Common Stock, will reduce costs to the Company, possibly leading to profits that may be distributed, and may provide the Board greater flexibility for future investments or a merger or sale of the Company.

Determination of Reverse Stock Split Ratio and Stock Price

The ratio of the Reverse Stock Split will be a ratio of 200-to-1. The resulting number of shareholders will be reduced by the purchase of all fractional shares created. The selection of the amount of the Reverse Stock Split ratio and the price per share were based on several factors, including, among other things:

●	The professional share valuation report provided by Linkenheimer, LLP (“Linkenheimer”) provided immediately prior to the Board action; and

●	The ability to become eligible for the Going Private Plan as described below, which should result in anticipated increased health of the Company as a result of lower costs each year.

Alternatives Considered by the Board of Directors

The Company’s direct public offering of Common Stock in 1996 allowed the Company to maintain a status of a “going concern” entity by bringing in additional capital. At that time, the Company also voluntarily became a publicly reporting company with the SEC even though it was not required to do so based upon its modest revenues and valuation. Since then, however, the Company has struggled with the costs of doing business as a publicly reporting company, other unforeseen events such as the fire that destroyed much of its facilities, and other costs which, when combined with its low margin and low revenue business, have exceeded its revenues, and have created excess financial burdens that the Company has not been able to overcome. For the last decade, the Company has worked to preserve its purpose embodied in its description…“Not Just a Cup, but a Just Cup,”™ via several attempts to find an investor or purchaser that would continue this legacy. To date, however, all attempts to find a suitable partner have not succeeded, yet with just a few exceptions, its costs to operate continue to exceed the revenues generated. Accordingly, finding no other solution to ensure the continued operations, the Board is now faced with the necessity of finding ways to reduce its operating costs even more, while restructuring its capital structure to present a more positive picture of its balance sheet, all of which has led to this Going Private Plan.

Reasons for the Reverse Stock Split

For the reasons stated above and following the Reverse Stock Split and purchase of fractional shares, the Company expects that it will increase its market capitalization as a result of the lowered costs, increase its share price of Common Stock, and increase the likelihood for increased marketability and liquidity of our newly priced Common Stock and our Company.

Effects of Reverse Stock Split

The Reverse Stock Split will serve to decrease our issued and outstanding shares of Common Stock at a rate of one (1) share of Common Stock for every two hundred (200) shares of Common Stock currently outstanding. The reverse stock split would be effected simultaneously for all of our Common Stock, and the exchange ratio would be the same for all shares of Common Stock. The Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder's percentage ownership interests in the Company, except to the extent that it results in a stockholder receiving cash in lieu of fractional shares where the stockholder’s only resulting share interest is less than one (1) share and who then hold only a fractional share. In that case, and following the purchase of those stockholder’s fractional shares, they will no longer be a shareholder of record, and the number of shareholders will be reduced to below 500.

The Reverse Stock Split would not affect the relative voting or other rights that accompany the shares of our Common Stock, except to the extent that it results in a stockholder receiving cash in lieu of fractional shares for stockholders whose resulting share interest is less than one (1) share and who then hold only a fractional share. In such instances, it would result in such pre-Reverse Stock Split stockholder no longer being a stockholder, and therefore result in a termination of such stockholders voting rights. Common Stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable.

The following table contains approximate information relating to our Common Stock, based on share information as of [date of notice to shareholders to be inserted]:

	Current	After Reverse Split
Authorized Common Stock	1,960,000	9,800
Common Stock issued and outstanding	1,236,744	5,764
Common Stock authorized but unissued and unreserved/unallocated	723,256	4,036
Share Price estimate, per share	$0.66	$132
Number of Shareholders of Record	1,258	458

In addition to the change in the number of shares of Common Stock outstanding, the Reverse Stock Split should increase the price per share of our Common Stock. By effectively condensing a larger number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain.

After the effective time of the Reverse Stock Split, the Reverse Stock Split will have the effect of, a “going private transaction” as described by Rule 13e-3 promulgated under the Exchange Act.

ADDITIONAL INFORMATION REGARDING THE REVERSE STOCK SPLIT

Appraisal of Stock Valuation

Prior to any decision by the Company to effect a “going private transaction,” the Board of Directors created a special committee of the Board, consisting of one board member not a part of the management team or a shareholder of the Company, and one independent individual that is neither a board member, shareholder, nor a part of management (the “Special Committee”). The Special Committee worked Linkenheimer to assist with a determination of a per share price valuation of the Common Stock of the Company. Working with the Special Committee of the Board, Linkenheimer employed several analytical methodologies based upon all available information of the Company and its industry and sector, and described the strengths and weaknesses of each. Linkenheimer provided estimated valuation models based on these methodologies, which showed a range of per share valuations from a negative $2.37 (-$2.37), to the highest valuation of $0.66 per share. Based on the work of Linkenheimer and the Special Committee, the Special Committee provided a report to the Board with its recommendation to pursue a “going private transaction” (the “Going Private Plan”). Based upon that report and recommendation, the Board made a determination that it would use the highest per share price in the range ($0.66) for purposes of purchasing fractional shares. A copy of the report provided by Linkenheimer to the Board of Directors, and the Special Committee Report to the Board are attached hereto as Appendix B.

Sources of Funds and Expenses

The Company has sufficient funds to cover the cost of the fractional share purchases, and any additional costs related to these actions. The majority of expenses related to both the work of the Special Committee (see below) and the work by the law firm Cutting Edge Counsel for these filings have been provided pro bono.

Persons Used to Make Recommendation to the Board of Directors

●	Linkenheimer LLP - CPAs and Advisors located at 187 Consourse Blvd, Santa Rosa, CA
●	Nicholas Hoskyns – Independent member of Company Board of Directors
●

Neil Blomquist - Sustainable Solutions Consulting Services - Providing strategic consulting services for the natural and organic products industry. 30 + years of experience in brand marketing, distribution management, organizational development and supply chain sourcing and management.

Financial Information

The financial information of the Company is included in Part IV, Item 15 of the Company's Annual Report on Form 10-K/A for the year ended December 31, 2019 filed with the SEC on October 26, 2020, and in Part I, Item 1 of the Company's Quarterly Report on Form 10-Q for the quarters ending March 31, 2020, June 30, 2020, and September 30, 2020, were filed with the SEC on November 9, 2020, November 23, 2020, and December 18, 2020, respectively, are incorporated herein by reference. These financial statements are also attached as Appendix C to the Information Statement.

Risks Associated with the Reverse Stock Split

As noted above, the principal purposes of the Reverse Stock Split are to help restore financial health to the Company to make it a “going concern,” increase the per share price of our Common Stock, improve the perception of our Common Stock and the Company as a potential investment opportunity, and appeal to a broader range of investor or purchaser interest in the Company in general. However, some or all of the expected benefits discussed above may not be realized or maintained. The market price of our Common Stock cannot be predicted with any certainty and will continue to be based, in part, on our performance, revenues, costs, and other factors unrelated to the number of shares outstanding. We cannot assure you that the Reverse Stock Split will accomplish these objectives for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will also be affected by other factors, including the Company’s business and financial performance, general market conditions and prospects for future success, some of which will directly be related to the estimated reduction of current costs the Company is currently obligated to expend.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. The current economic environment in which we operate, along with otherwise volatile equity market conditions, could limit our ability to raise new equity capital in the future. Having taken all these factors into consideration, however, our Board continues to believe that the Reverse Stock Split is best for the health of the Company, and it may result in an increase in the market price of our Common Stock which could lead to increased interest in our Common Stock, potential interest in a transaction involving the ownership of the Company, and possibly promote greater liquidity for our stockholders.

Fairness of the Reverse Stock Split

In General

Factors Considered in Determining Fairness

While the Board believes that there are a number of compelling reasons to reduce the number of shares and shareholders by effecting a Reverse Stock Split and a “going private transaction” as described above, the Board first ensured that it had independent advisors to help in advising on that matter, as well as determining an appropriate valuation for its price per share of Common Stock before it made any decision to execute such a split.

That said, the Board is also mindful that these actions could be perceived as a potential conflict of interest once the reverse split has been effected. Two of three board directors are the Majority Shareholders that currently hold approximately 78% of all issued and outstanding shares. Following the Reverse Stock Split and purchase of all fractional shares, and because a significant number of current shareholders will no longer hold shares in the Company, the majority shareholders will own approximately 84% of the Company. That proportional increase of ownership percentages will also be true for all other remaining shareholders as well. However, the resulting Reverse Stock Split will have no impact on the ability of the Majority Shareholders to utilize their majority voting position for purposes of shareholder actions, because they currently hold 78% of all issued and outstanding shares and have that majority voting position regardless of whether a split occurs.

APPROVAL OF THE PROPOSALS TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

Approval of Stockholders.

As stated above, the Majority Stockholders of the Company’s outstanding Common Stock executed a written consent approving a 200-for-1 Reverse Stock Split of the Company’s common stock on [date of majority approval to be inserted]. No further action by shareholders is necessary for this approval to be effective.

Unaffiliated Representative

Nicholas Hoskyns is an independent and unaffiliated member of the Board. As one of the three Board of Directors, Mr. Hoskyns approved the Special Committee Proposal and other actions for the appropriate SEC filings for this Going Private Transaction.

Approval of Directors

As stated above, the Company’s Board of Directors approved the appropriate SEC filings for this “going private transaction” described above, as well as for the Reverse Stock Split of the Company’s common stock on December 10, 2020.

INFORMATION ABOUT THE COMPANY

Registered “Book-Entry” Holders of Common Stock

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with a transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with the transfer agent, he or she will automatically receive the “post-split” number of shares after the Reverse Stock Split becomes effective.

Beneficial Holders of Common Stock

Upon completion of the Reverse Stock Split, we will treat shares held by stockholders through a bank, broker, custodian or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures for processing the Reverse Stock Split. If a stockholder holds shares of our Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, the stockholder is encouraged to contact his, her or its bank, broker, custodian or other nominee.

Holders of Certificated Shares of Common Stock/Stock Certificates

All stock certificates evidencing ownership of the Company’s outstanding Common Stock immediately prior to the Reverse Stock Split will be deemed for all purposes to represent (a) a claim for cash payment in lieu of a fractional share of the Company’s Common Stock for stockholders whose resulting share interest contains less than one (1) full share and who therefore then hold a fractional share; and (b) new certificates representing the number of whole shares of Common Stock that will result from the Reverse Stock Split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE TO THE COMPANY.

Fractional Shares

The Company will not issue fractional shares nor account for stockholders whose resulting share interest contains less than one (1) full share (a fractional share). In lieu of fractional shares, such stockholders shall receive a cash payment from the Company calculated based on a $0.66 per share price multiplied by the number of shares held by a shareholder prior to the Reverse Stock Split. The payment shall be made as soon as practicable after the Reverse Stock Split becomes effective that creates any fractional share interest.

Accounting Matters

The Reverse Stock Split will not affect the par value of our Common Stock, which will remain at no par value. As a result of the Reverse Stock Split, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ deficit, in the aggregate, will remain unchanged. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding. Basic earnings per share data will be adjusted for the changes for all periods presented, with disclosure of such action in the year of change.

The Company does not anticipate that any other accounting consequences will arise as a result of the Reverse Stock Split.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●

a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, and for shareholders who will continue to hold shares post-Reverse Stock Split, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split shares of Common Stock for post-Reverse Stock Split shares of Common Stock. The aggregate tax basis of the post-Reverse Stock Split shares of Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split shares of Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split shares of Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split shares of Common Stock exchanged in the Reverse Stock Split. For shareholders who will receive cash in lieu of a fractional share post-Reverse Stock Split, this paragraph will not be applicable.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Dissenters’ Rights

The CCC does not provide dissenters’ rights to our stockholders in connection with the Reverse Stock Split.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and Majority Stockholders.

The Reverse Stock Split will become effective on the date that we file an amendment to our Restated Articles of Incorporation effecting the Reverse Stock Split with the Secretary of State of the State of California, which will not occur until at least twenty (20) calendar days after the mailing of this Information Statement to stockholders. We currently expect to file such amendment no later than March 31, 2021. A form of the amendment to our Restated Articles of Incorporation to effect the Reverse Stock Split is attached hereto as Appendix A.

Interest of Certain Persons to Matters to Be Acted Upon

Except in their capacity as stockholders (which interest does not differ from that of the other holders of our Common Stock), and as board directors whose duty is to the Company, none of our officers, directors, or previous officers and directors, or any of their respective affiliates has any substantial interest, direct or indirect, in the Reverse Stock Split.

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying footnotes set forth as of the Record Date certain information regarding the beneficial ownership of shares of our Common Stock by: (i) each person who is known by us to own beneficially more than 5% of such stock; (ii) each member of our Board and each of our named executive officers with respect to the year ended December 31, 2020; and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, all Common Stock is owned directly and the beneficial owners listed in the table below possess sole voting and investment power with respect to the stock indicated, and the address for each beneficial owner is c/o Thanksgiving Coffee Company, Inc., 19100 S. Harbor Drive, Ft. Bragg, CA 95437.

The applicable percentage ownership is based on 1,236,744 shares of our Common Stock issued and outstanding as of the Record Date.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Directors and Officers
Paul Katzeff & Joan Katzeff	95,460	78%
Nicholas Hoskyns	0	0
Jonah Katzeff	0	0
All officers and directors as a group (4 persons)	95,460	78%
5% Stockholders	N/A

There are no arrangements currently known to the Company, the operation of which may at a subsequent date result in a change of control of the Company.

Delivery of Documents to Security Holders Sharing an Address

With respect to eligible stockholders who share a single address, SEC rules allow us to send only one Information Statement to that address, unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Information Statement, he, she or it may contact us at, Thanksgiving Coffee Company, Inc., 19100 S. Harbor Drive, Ft. Bragg, CA 95437, or by calling (707) 964-0118.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Information Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

Where You Can Find More Information

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read these SEC filings, and this prospectus, over the Internet at the SEC’s website at www.sec.gov. You may also read and copy any materials that the Company files with the SEC at its public reference facilities at 100 F Street, N.E., Washington, D.C. 20549 on official business days during the hours of 10:00 a.m. to 3:00 p.m. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities. You may also access the Company’s annual, quarterly and current reports, proxy statements and other information the Company files with the SEC on the Company’s website at snap-interactive.com/investor-relations/sec-filings.

If you have questions or would like additional copies of this Information Statement, you should contact the Company at its address or telephone number as follows:

Thanksgiving Coffee Company, Inc.

19100 S. Harbor Drive
Ft. Bragg, CA 95437

Telephone: (707) 964-0118

Website: www.thanksgivingcoffee.com

APPENDIX A

Form of Amendment to Restated Articles of Incorporation

RESTATED ARTICLES OF INCORPORATION

OF

THANKSGIVING COFFEE COMPANY, INC.

[DRAFT]

The undersigned certify that:

A.     They are the President and Secretary, respectively, of Thanksgiving Coffee Company, Inc., a California benefit corporation (the “Corporation”).

B.     The Restated Articles of Incorporation of the Corporation, dated March 18, 2019, are amended and restated to read in full as follows:

I. NAME. The name of this Corporation is Thanksgiving Coffee Company, Inc.

II. PURPOSE. The Corporation is a benefit corporation. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business, or the practice of a profession permitted to be incorporated by the California Corporations Code.

III. STOCK.

(A) The Corporation is authorized to issue only one class of stock; and the total number of shares which the Corporation is authorized to issue is 1,960,000 shares of no par value stock.

(B) Upon the filing (the “Effective Time”) of these Restated Articles of Incorporation, each two hundred (200) shares of the Corporation’s common stock issued and outstanding immediately prior to the Effective Time shall, automatically and without further action on the part of the Corporation or any holder thereof, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock of no par value, subject to the treatment of fractional share interests as described below. The reclassification of the common stock pursuant to these Restated Articles of Incorporation will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing common stock prior to such reclassification shall represent the number of shares of common stock into which such common stock prior to such reclassification shall have been reclassified pursuant to these Restated Articles of Incorporation. No fractional shares shall be issued upon the Effective Time to shareholders whose resulting share interest contains less than one (1) share. In lieu thereof, such shareholders holding fractional shares shall receive a cash payment from the Corporation as soon as practicable after the Effective Time representing their fractional share interest, at a fair market value price as determined by an independent valuation firm.

IV. LIABILITY OF THE DIRECTORS. The liability of the director(s) of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

V. INDEMNIFICATION

(A) The Corporation is authorized to indemnify the directors and officers of the Corporation to the fullest extent permissible under California law.

(B) The Corporation is authorized to indemnify the Agents (as defined in Section 317 of the California Corporations Code) of the Corporation to the fullest extent permissible under California law.

(C) Any repeal or amendment of this Article V shall not adversely affect any right of protection afforded any agent of the Corporation in effect at the time of the repeal or amendment.

C.     The foregoing amendment and restatement of the Restated Articles of Incorporation has been duly approved by the board of directors.

D.     The foregoing amendment and restatement of the Restated Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code. The total number of outstanding shares of the corporation is 1,236,744 shares of common stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding shares.

I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: _________, 2021

Paul Katzeff, President

Joan Katzeff, Secretary

APPENDIX B

Linkenheimer, LLP Report to the Board of Directors, and Special Committee Report to the Board

APPENDIX C

2019/2020 FINANCIAL STATEMENTS OF THANKSGIVING COFFEE COMPANY, INC.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thanksgiving Coffee Company, Inc.

Date: October 26, 2020	By:	/s/ Paul Katzeff
Name: Paul Katzeff
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul Katzeff	Chairman of the Board, CEO	October 26, 2020
Paul Katzeff

/s/ Joan Katzeff	Secretary, Treasurer and Director, COO	October 26, 2020
Joan Katzeff

/s/ Nicholas Hoskyns	Director	October 26, 2020
Nicholas Hoskyns

22

Supplemental Information to be Furnished with Reports Filed Pursuant to

Section 15(d) of the Securities Exchange Act of 1934 by Registrants Which Have Not Registered Securities

Pursuant to Section 12 of the Securities Exchange Act of 1934

No annual report covering the registrant’s last fiscal year or proxy materials with respect to any annual or other meeting of shareholders have been sent to the registrant’s shareholders.

23

Audited Financial Statements

For the Years Ended December 31, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors

of Thanksgiving Coffee Company, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Thanksgiving Coffee Company, Inc. (the “Company”) as of December 31, 2019, the related statements of income, changes in retained earnings (accumulated deficit), and cash flows for the year then ended, and the related notes (collectively referred to as the financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 5 to the financial statements, the Company changed its method of accounting for leases in 2019 due to the adoption of ASC 842, Leases.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures to respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Moss Adams LLP

Sacramento, California

October 26, 2020

We have served as the Company’s auditor since 2019.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of Thanksgiving Coffee Company, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Thanksgiving Coffee Company, Inc. (Company) as of year-end, December 31, 2018, and the related statements of income, changes in retained earnings (accumulated deficit), and cash flows for year period ended December 31, 2018, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018, and the results of its operations and its cash flows the two ended December 31,2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Vavrinek, Trine, Day & Co., LLP

Palo Alto, California

March 20, 2019

We served as the Company’s auditor from 2016 to 2019.

Thanksgiving Coffee Company, Inc.

Balance Sheets

December 31:

	2019	2018
Assets
Current assets
Cash	$410,974	$153,646
Accounts receivable, net of allowance	218,454	218,789
Inventory	236,258	237,708
Prepaid expenses	49,534	90,431
Total current assets	915,220	700,574

Property and equipment, net	259,490	308,649
Right of use leased assets	543,465	-
Deposits and other assets	1,056	4,168
Total assets	$1,719,231	$1,013,391

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$165,743	$217,828
Accrued liabilities	44,996	62,817
Current portion of operating lease liabilities	96,566	-
Current portion of long-term debt and equipment financing	25,949	48,262
Total current liabilities	333,254	328,907

Noncurrent long-term debt and equipment financing	22,096	36,302
Noncurrent operating lease liabilities	446,899	-
Total liabilities	802,249	365,209

Stockholders’ equity
Common stock, no par value, 1,960,000 shared authorized, 1,236,744 shares issued and outstanding	861,816	861,816
Additional paid in capital	24,600	24,600
Retained earnings (accumulated deficit)	30,566	(238,234)
Total stockholders’ equity	916,982	648,182

Total liabilities and stockholders’ equity	$1,719,231	$1,013,391

See accompanying notes

Thanksgiving Coffee Company, Inc.

Statements of Operations

Years Ended December 31:

	2019	2018

Net sales	$4,165,917	$3,226,269
Cost of sales	2,289,736	1,859,691
Gross profit	1,876,181	1,366,578

Operating expenses
Selling and marketing	800,831	691,576
General and administrative	769,079	714,516
Total operating expenses	1,569,910	1,406,092
Operating profit (loss)	306,271	(39,514)

Other income (expense)
Interest expense	(5,632)	(7,284)
Other income (expense), net	(23,592)	11,362
Other income (expense), net	(29,224)	4,078

Income (loss) before income taxes	277,047	(35,436)

Income tax expense	(8,247)	(800)
Net income (loss)	$268,800	$(36,236)

Earnings (loss) per share, basic and diluted	$0.217	$(0.029)

Weighted average number of shares	1,236,744	1,236,744

See accompanying notes

 Thanksgiving Coffee Company, Inc.

Statements of Changes in Retained Earnings (Accumulated Deficit)

For the Years Ended December 31:

	2019	2018
Accumulated deficit, beginning of the year	$(238,234)	$(201,998)

Net income (loss)	268,800	(36,236)

Retained earnings (accumulated deficit), end of year	$30,566	$(238,234)

See accompanying notes

Thanksgiving Coffee Company, Inc.

Statements of Cash Flows

For the Years Ended December 31:

	2019	2018
Operating activities
Net income (loss)	$268,800	$(36,236)
Adjustments to reconcile net income (loss) to cash flows from operating activities:
Depreciation and amortization	80,873	51,746
Loss on sale of property and equipment	26,570	-
(Increase) decrease in:
Accounts receivable	335	11,088
Inventory	1,450	24,400
Prepaid expenses	40,897	(32,651)
Deposits and other assets	3,112	(1,056)
Increase (decrease) in:
Accounts payable	(52,086)	3,886
Accrued liabilities	(17,821)	(2,482)
Net cash provided by operating activities	352,130	18,695

Investing activities
Purchases of property and equipment	(46,015)	-
Proceeds from sale of property and equipment	-	4,224
Net cash used by investing activities	(46,015)	4,224

Financing activities
Principal payments on long-term debt and equipment financing	(48,787)	(29,665)

Increase (decrease) in cash	257,328	(6,746)
Cash at beginning of year	153,646	160,392
Cash at end of year	$410,974	$153,646

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$5,632	$7,284
Income taxes	$800	$800

Supplemental disclosure of non-cash investing and financing activities:
Equipment purchase with financing	$12,268	$-

See accompanying notes

Thanksgiving Coffee Company, Inc.

Notes to Financial Statements

1.	Summary of Significant Accounting Policies

Nature of Operations

Thanksgiving Coffee Company, Inc. (the “Company”, “we”, or “tcci”), a California Corporation, engages in sourcing, blending and roasting high quality green coffee beans from small scale farmer co-ops worldwide with an emphasis on sustainability and fair trade certified coffee beans. The Company operates from their headquarters on the Mendocino coast in Fort Bragg, California, where they package, market, and distribute the quality branded coffee products through retail and wholesale distribution processes in addition to an internet presence.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of year or less at the time of purchase to be cash equivalents, and maintain its cash in bank deposit accounts at high credit quality financial institutions. All interest bearing and non-interest bearing transaction accounts are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 indefinitely. The Company periodically maintains cash balances in excess of FDIC coverage. Management considers this to be a normal business risk.

Concentration of Credit Risk

For the years ended December 31, 2019 and December 31, 2018 one customer accounted for approximately 29%, and 8%, respectively, of the Company’s revenue. The customer is a distributor of the Company’s product. The loss of this account could have an adverse impact on the Company.

As of December 31, 2019, one customer accounted for approximately 21% of the Company’s accounts receivable. As of December 31, 2018, no customers individually accounted for more than 10% of the Company’s accounts receivable.

For the years ended December 31, 2019 and December 31, 2018 one vendor accounted for approximately 39%, and 54%, respectively, of the Company’s green bean coffee purchases. See Note 8 to the financial statements “Related Party Transactions”. The loss of this vendor could have an adverse impact on the Company.

As of December 31, 2019, vendors A, B and C accounted for 23%, 12% and 8% of Company’s accounts payable, respectively. As of December 31, 2018, vendors A and B accounted for 25% and 19% of the Company’s accounts payable, respectively.

Thanksgiving Coffee Company, Inc.

Notes to Financial Statements

1.	Summary of Significant Accounting Policies (continued)

Accounts Receivable

The Company extends credit to customers in the normal course of business and performs ongoing credit evaluations of customers, maintaining allowances for potential credit losses which, when realized, have been within management’s expectations. Invoices are aged based on terms with the customer. The Company utilizes a percentage method to establish the allowance for doubtful accounts. The estimated allowance ranges from 1% to 10% of outstanding receivables based on factors pertaining to the credit risk of specific customers, historical trends and other information. Delinquent accounts are written off when it is determined that amounts are uncollectible. The allowance for doubtful accounts is based on historical information and recorded as a charge to operating expense. At December 31, 2019 and 2018 the Company’s allowance for doubtful accounts was $4,662 and $7,315, respectively.

The bad debt-write-offs for the years ended December 31, 2019, 2018 were $9,233 and $1,162, respectively.

Inventory

Inventory is reported at the lower of cost or net realizable value. Cost is determined using the first-in, first-out method, or FIFO. Net realizable value is the estimated selling price in the ordinary course of business less reasonably predictable costs of completion, disposal, and transportation.

The Company periodically reviews its inventory for potential slow-moving or obsolete items and writes down specific items to net realizable value, as appropriate. The Company writes down inventory based on forecasted demand and obsolescence. These factors are impacted by market and economic conditions, and changes in strategic direction, and require estimates that may include uncertain elements. Actual demand may differ from forecasted demand and such differences may have a material effect on recorded inventory values. Any write-down of inventory to the lower of cost or net realizable value creates a new cost basis that subsequently would not be marked up based on changes in underlying facts and circumstances.

Property and Equipment

Property and equipment are stated at cost and depreciated or amortized over their estimated useful lives using the straight-line method. Maintenance and repair costs are charged against operations as incurred. The estimated useful lives of the assets are as follows:

	Estimated Useful Lives (in years)
Automobiles		5
Equipment and fixtures	5	-	7
Office furniture and equipment	5	-	7
Leased equipment	5	-	12
Leasehold improvements	7	-	39

Revenue Recognition

The Company recognizes revenue in accordance with the five-step model as prescribed by Accounting Standards Codification (ASC) 606, “Revenue from Contracts with Customers,” in which the Company evaluates the transfer of promised goods or services and recognizes revenue when its customer obtains control of promised goods or services in an amount that reflects the consideration which the Company expects to be entitled to receive in exchange for the goods or services. To determine revenue recognition for the arrangements that the Company determines are within the scope of ASC 606, the Company performs the following five steps: (1) identify the contract(s) with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract and (5) recognize the revenue when (or as) the entity satisfies a performance obligation.

The Company recognizes revenue once its performance obligation to the customer is completed and control of the product or service is transferred to the customer. Revenue reflects the total amount the Company receives, or expects to receive, from the customer and includes shipping costs that are billed and included in the consideration. The Company's contractual obligations to customers generally have a single point of obligation and are short term in nature. For sales through distributors, the Company recognizes revenue when the product is shipped, and title passes to the distributor. The Company's standard terms are 'FOB' shipping point, with no customer acceptance provisions. The cost of price promotions and rebates are treated as reductions of revenue. No products are sold on consignment. Credit sales are recorded as trade accounts receivable and no collateral is required. The Company has price incentive programs with its distributors to encourage product placement. The cost of price promotions and rebates are treated as reductions of revenue and revenues are presented net of sales allowances. If the conditions for revenue recognition are not met, the Company defers the revenue until all conditions are met. Freight charges are recognized as revenue at the time of delivery.

Leases

The Company adopted Accounting Standard Update (ASU) No. 2016-02—Leases (Topic 842), as amended, as of January 1, 2019, using the modified retrospective approach. The modified retrospective approach provides a method for recording existing leases at adoption and in comparative periods that approximates the results of a full retrospective approach. In addition, we elected the package of practical expedients permitted under the transition guidance within the new standard, which among other things, allowed us to carry forward the historical lease classification.

In addition, The Company elected the hindsight practical expedient to determine the lease term for existing leases. In our application of hindsight, we evaluated the performance of the leased warehouse and office equipment. However, it was determined that none of the leases had renewal options.

Adoption of the new standard resulted in the recording of additional net lease assets and lease liabilities of $625,826 as of January 1, 2019.

Thanksgiving Coffee Company, Inc.

Notes to Financial Statements

1.	Summary of Significant Accounting Policies (continued)

Shipping and Handling Charges

The Company reports shipping and handling fees charged to customers in Sales and marketing expense. The freight costs incurred for the years ended December 31, 2019, and 2018, were $195,505 and $161,571, respectively.

Sales Tax

States impose sales tax on certain sales to nonexempt customers. The Company collects that sales tax from customers and remits the entire amount to the state. The Company’s accounting policy is to exclude the tax collected and remitted to the state from revenues and cost of goods sold.

Advertising

Advertising costs are expensed as incurred. The advertising costs incurred for the years ended December 31, 2019, and 2018, were $14,156 and $8,578, respectively.

Comprehensive Income

The Company has no components of other comprehensive income other than net income, and accordingly, the comprehensive income is equivalent to the net income for the years presented.

Income Taxes

The Company accounts for income taxes under the asset and liability method. As such, deferred income tax assets and liabilities are recognized for the future tax consequences of the differences between the financial statement carrying amount of existing assets and liabilities and their respective tax basis. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Uncertain Tax Positions

The Company accounts for uncertainty in income taxes, by designating a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return and also considers various related matters such as de-recognition, interest, penalties, and disclosures required.

The Company’s management has determined that it has no unrecognized tax benefits or liabilities to be recognized or disclosed in the financial statements. The Company accrues interest and penalties associated with uncertain tax positions as a part of operating expenses. As of December 31, 2019, and December 31, 2018, there were no accrued interest or penalties associated with uncertain tax positions.

As a result of net operating loss and credit carryforwards, the Company is subject to audit for tax years 2016 and forward for federal and California purposes.

Thanksgiving Coffee Company, Inc.

Notes to Financial Statements (continued)

December 31, 2019 and December 31, 2018

1.	Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Accordingly, actual results could differ from those estimates.

Recent Relevant Accounting Guidance Not Yet Effective

Income Taxes

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes. This ASU is intended to simplify the accounting for income taxes by removing certain exceptions to the general principles of accounting for income taxes and to improve the consistent application of GAAP for other areas of accounting for income taxes by clarifying and amending existing guidance. The ASU is effective for fiscal years beginning after December 15, 2020. Early adoption is permitted. The Company is currently evaluating the effect that the new guidance will have on its financial statements and disclosures.

Credit Losses

In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments, which requires more timely recognition of credit losses associated with financial assets. ASU 2016-13 requires financial assets (or a group of financial assets) measured at an amortized cost basis to be presented at the net amount expected to be collected. ASU 2016-13 is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. Early adoption is permitted for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. The Company is currently evaluating the effect that the new guidance will have on its financial statements and disclosures.

Thanksgiving Coffee Company, Inc.

Notes to Financial Statements (continued)

December 31, 2019 and December 31, 2018

2.	Accounts Receivable

Accounts receivable of the following as of December 31,

	2019	2018
Accounts receivable	$223,116	$226,104
Less: allowance for doubtful accounts	(4,662)	(7,315)
Net accounts receivable	$218,454	$218,789

The Company utilizes a percentage method to establish the allowance for doubtful accounts. The estimated allowance ranges from 1% to 10% of outstanding receivables based on factors pertaining to the credit risk of specific customers, historical trends and other information. Delinquent accounts are written off when it is determined that amounts are uncollectible. Bad debt expense for the years ended December 31, 2019 and 2018 was $9,233 and 1,162, respectively.

3.	Inventories

Inventory consist of the following as of December 31,

	2019	2018
Coffee:
Unroasted	$142,095	$161,855
Roasted	35,141	34,420
Tea	1,616	1,723
Packaging, supplies and other merchandise held for sale	57,406	40,210
Total inventory	$236,258	$237,708

4.	Properties and Equipment

Property and equipment consist of the following as of December 31,

	2019	2018
Equipment	$488,189	$490,430
Furniture and fixtures	151,093	148,693
Leasehold improvements	368,954	366,698
Transportation equipment	50,217	178,497
Package design	41,000	41,000
Capitalized website development costs	19,000	19,000
Property held under finances	362,280	225,864
Total property and equipment	1,480,733	1,470,182
Less: accumulated depreciation	(1,221,243)	(1,161,533)
Property and equipment, net	$259,490	$308,649

Thanksgiving Coffee Company, Inc.

Notes to Financial Statements (continued)

December 31, 2019 and December 31, 2018

Property and Equipment and Right of Use Assets

Depreciation and amortization expense for the years ended December 31, 2019 and 2018 was $80,873 and $51,746, respectively.

5.	Operating Leases, and Long-term Debt and Equipment Financing

ASU No. 2016-02, “Leases (Topic 842)” requires leases with durations greater than twelve months to be recognized on the balance sheet. We adopted the standard using the modified retrospective approach with an effective date as of the beginning of our fiscal year, January 1, 2019. Prior year financial statements were not recast under the new standard, and, therefore, those amounts are not presented below.

We lease a warehouse, heavy machinery, and office equipment under finance and operating leases. As of December 31, 2019, we had three operating and six equipment finances with remaining terms ranging from less than one year to five years; the majority of our equipment finances are financed through long-term debt agreements. For leases with terms greater than 12 months, we record the related asset and obligation at the present value of lease payments over the term. None of our leases include renewal options. We did not separate lease and non-lease components of contracts for any asset class.

None of our leases require us to provide a residual value guarantee. When available, we use the rate implicit in the lease to discount lease payments to present value; however, some of our leases do not provide a readily determinable implicit rate. Therefore, we must estimate our incremental borrowing rate to discount the lease payments based on information available at lease commencement.

Lease Position as of December 31, 2019

The table below presents the lease-related assets and liabilities recorded on the balance sheet.

	Classification on the Balance Sheet	December 31, 2019
Assets
Operating lease assets	Operating lease right-of-use assets	$543,465
Equipment financing assets	Property and equipment, net	90,266
Total lease assets		$633,731

Liabilities
Current
Operating	Current portion of operating leases	$96,566
Equipment financing	Current portion of long-term debt and equipment financing	25,949
Noncurrent
Operating	Noncurrent operating leases	446,899
Equipment financing	Noncurrent long-term debt and equipment financing	22,096
Total lease liabilities		$591,510

Weighted-average remaining lease term
Operating leases (in years)		4.25
Equipment financing (in years)		1.67

Weighted-average discount rate
Operating leases		2.45%
Equipment financing		7.62%

Thanksgiving Coffee Company, Inc.

Notes to Financial Statements (continued)

December 31, 2019 and December 31, 2018

Lease Costs

The table below presents certain information related to the lease costs for finance and operating leases for the year ended December 31, 2019.

Year Ended December 31, 2019

Equipment financing and long-term debt cost:	$50,438

Amortization of assets	$44,843
Interest on equipment financing and long-term debt	5,595

Operating lease cost:	108,737
Short-term lease cost	-
Variable lease cost	-
Total lease cost	$159,175

Other Information

The table below presents supplemental cash flow information related to leases for the year ended December 31, 2019.

Cash paid for amounts included in the measurement of lease liabilities:	Year Ended December 31, 2019

Operating cash flows for operating leases	$108,737
Operating cash flows for equipment financing and long-term debt	$5,595

Financing cash flows for equipment financing and long-term debt	$48,787

Thanksgiving Coffee Company, Inc.

Notes to Financial Statements (continued)

December 31, 2019 and December 31, 2018

Undiscounted Cash Flows

The table below reconciles the undiscounted cash flows for each of the first five years and total of the remaining years to the finance lease liabilities and operating lease liabilities recorded on the balance sheet.

Operating Leases

Period Ending December 31,
2020	$109,969
2021	109,969
2022	109,221
2023	105,482
2024	104,342
Thereafter	43,000
Total minimum lease payments	581,983
Less: amount of lease payments representing interest	(38,518)
Present value of future minimum lease payments	543,465
Less: current obligations under leases	(96,566)
Long-term lease obligations	$446,899

Thanksgiving Coffee Company, Inc.

Notes to Financial Statements (continued)

December 31, 2019 and December 31, 2018

Long-term debt and equipment financing consists of the following at December 31:

	2019	2018

Hansel Ford, payable in monthly installments of $385, including interest at 0.90%, collateralized by equipment, final payment due on March 14, 2019.	$-	$1,154

Hansel Ford, payable in monthly installments of $385, including interest at 0.90%, collateralized by equipment, final payment due on March 14, 2019.	-	1,154

Bank of the West, payable in monthly installments of $1,465, including interest at 9.22%, collateralized by equipment, final payment due January 1, 2020.	1,454	18,058

Hansel Ford, payable in monthly installments of $806, including interest at 1.94%, collateralized by equipment, final payment due on May 3, 2020.	3,213	12,727

Bank of the West, payable in monthly installments of $787, including interest at 9.23%, collateralized by equipment, final payment due January 1, 2021.	8,974	17,188

Savings Bank of Mendocino, payable in monthly installments of $518, interest at 4.24%, collateralized by equipment, final payment due on December 28, 2021.	11,897	17,473

Pawnee Leasing, payable in monthly installments of $528, including interest at 15.18%, collateralized by equipment, final payment due May 15, 2022.	11,131	16,810

Ally Financial, payable in monthly installments of $237, including interest at 5.89%, collateralized by equipment, final payment due July 1, 2024.	11,377	-
	48,046	84,564
Less current portion of long-term debt	(25,949)	(48,262)
Total long-term debt	$22,096	$36,302

Interest expense for the years ended December 31, 2019 and 2018, was $5,595 and $7,284 respectively.

As of December 31, 2019, maturities of long-term debt and equipment financing for each of the next four years as follows:

Years Ended December 31,
Principal due in 2020	$26,417
Principal due in 2021	12,304
Principal due in 2022	5,042
Principal due in 2023	2,657
Principal due in 2024	1,626
Total	$48,046

Thanksgiving Coffee Company, Inc.

Notes to Financial Statements (continued)

December 31, 2019 and December 31, 2018

6.	Disaggregated Revenue by routes, direct and mail order

Disaggregated information of revenue recognized as follows for the years ended,

Sales by department	2019	2018
Routes-wholesale	$1,247,336	$1,302,860
Direct-wholesale	2,465,571	1,468,352
Mail order-retail	453,010	455,057
Total	$4,165,917	$3,226,269

7.	Income Taxes

The provision for income taxes consist of the following for the year ended December 31:

	2019	2018
Current state provision	$8,247	$800
Deferred provision
Federal	-	-
State	-	-

Total deferred provision	-	-

Total provision	$8,247	$800

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The major temporary differences that give rise to the deferred tax assets and liabilities include depreciation, allowances for bad debt, expense accruals, state income tax deductions and net operating losses (“NOLs”).

Deferred tax assets and liabilities consist of the following as of December 31:

	2019	2018
Net operating losses	$19,680	$107,209
Depreciation	(18,696)	(2,878)
Other	24,719	16,937
Subtotal	25,703	121,268
Valuation allowance	(25,703)	(121,268)
Net deferred tax asset	$-	$-

Thanksgiving Coffee Company, Inc.

Notes to Financial Statements (continued)

December 31, 2019 and December 31, 2018

7.	Income Taxes (continued)

A reconciliation of the Company’s actual effective tax rate to the federal statutory tax rate of 21% is as follows for the years ended December 31, 2019, and 2018:

	2019	2018
	%	%

Federal tax (benefit), net	21.0%	-21.0%
State tax (benefit)	7.0%	-8.8%
Valuation allowance	-25.0%	27.5%

	3.0%	-2.3%

As of December 31, 2019, the Company has federal NOL carryovers of approximately $94,000. If unused, the carryovers will begin to expire in 2034.

A valuation allowance is provided for deferred tax assets where the recoverability of the assets is uncertain. The determination to provide a valuation allowance is dependent upon the assessment of whether it is more likely than not that sufficient future taxable income will be generated to utilize the deferred tax assets. Based on the weight of the available evidence, which includes the Company’s history of operating losses, lack of taxable income, and the accumulated deficit, the Company provided a full valuation allowance against its deferred tax assets resulting from the accruals and reserves along with the net operating losses carried forward. The change in the valuation allowance was $95,565 and $9,522 for the years ended December 31, 2019 and 2018, respectively.

Thanksgiving Coffee Company, Inc.

Notes to Financial Statements (continued)

December 31, 2019 and December 31, 2018

8. Related Party Transactions

Long-Term Leases

The Company leases its corporate headquarters, warehouse and waterfront facilities from Paul and Joan Katzeff (the Company’s majority shareholders). The lease is classified as an operating lease and provides for monthly rental payments of $8,600. The Company is responsible for all real estate taxes, insurance and maintenance costs related to the facilities. The Company is a guarantor on certain debt that the Company’s majority shareholders hold in connection with its corporate headquarters, warehouse and waterfront facilities. The ten-year lease term ends May 31, 2025.

In September 2020, the Company deferred rent payments for its corporate headquarters totaling $17,200 for the months of July and August 2020. As the rental lease was entered into with the majority shareholder, terms of repayment have not been agreed upon as of the date of these financial statements but will be determined upon the improvement of economic conditions.

As of December 31, 2019, minimum future rental payments under non-cancelable facilities operating leases for each of the next five years and in the aggregate are as follows:

Years Ended December 31,
2020	$103,200
2021	103,200
2022	103,200
2023	103,200
2024	103,200
Thereafter	43,000
Total of long-term lease	$559,000

Contracts

The Company negotiates green bean purchase contracts from three cooperatives in Nicaragua. Ethical Trading and Investment Company of Nicaragua (“ETICO”) is the importer for the transaction. Nicholas Hoskyns, a Director of the Company, is the managing director at ETICO. At December 31, 2019, amounts owed to ETICO totaled $37,333. All amounts owed were current and were paid in accordance with our standard vendor payment policies. At December 31, 2018 there was $53,327 payable to ETICO for coffee purchases. The loss of the ETICO relationship could have an adverse effect on the Company’s business in the short term. Management believes other options are available that could be utilized in the event the ETICO relationship was terminated.

Thanksgiving Coffee Company, Inc.

Notes to Financial Statements (continued)

December 31, 2019 and December 31, 2018

9.	Business Segment

The Company operates in one reportable segment. All revenues are derived and all long-lived assets are held in the U.S.

10.	Subsequent Events

During the first quarter of 2020, government offices throughout the United States and around the world issued shelter in place orders due to the global outbreak of the COVID-19 virus. On March 27, 2020, the President of the United States signed into law the Families First Coronavirus Response Act and two phases of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act which are intended to provide emergency assistance to individuals and business affected by COVID-19. The CARES Act includes a small business stimulus program, Paycheck Protection Program (“PPP”), which is intended to provide loans to qualified businesses to guarantee eight weeks of payroll and other identified costs which may be eligible for partial or full forgiveness.

In April 2020, the Company successfully secured a $189,228 Small Business Association (“SBA”) loan under the Payroll Protection Program to secure payroll expenses for otherwise furloughed employees impacted by government imposed shelter in place orders. Per the terms of the loan, the full amount may be forgiven as long as loan proceeds are used to cover payroll costs and other specified non-payroll costs (provided any non-payroll costs do not exceed 40% of the forgiven amount) over a 24-week period after the loan is made; and employee and compensation levels are maintained. In the event the Company is required to repay the loan, all payments are deferred for 10 months with accrued interest over this period. Amounts outstanding under the loan bear a fixed interest rate of 1.00% per annum with a maturity date of 2 years from commencement date. The Company has not yet applied for loan forgiveness.

In April 2020, the Company executed a $25,000 non-interest bearing loan with a maturity date of April 16, 2021 with Savings Bank of Mendocino County.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarterly Period Ended March 31, 2020

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Transition Period From _______ To _______

Commission File Number: 33-96070-LA

THANKSGIVING COFFEE COMPANY, INC.

(Exact name of registrant as specified in its charter)

California	94-2823626
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

19100 South Harbor Drive, Fort Bragg, California	95437
(Address of principal executive offices)	(Zip Code)

(707) 964-0118

(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☐    No  ☒

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Regulation 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes    ☐   No    ☒

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.   Yes ☐  No  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).

Yes ☐  No  ☒

There currently does not exist a public trading market for the registrant’s common stock. Over the years, there have been isolated and sporadic privately negotiated transactions in the Company’s shares.  See “Part II, Item 5, and Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.”  The Company is not aware of any privately negotiated transactions of the Company’s stock since 2008. The Company is unable to determine the current market value of the common equity held by non-affiliates, as no reliable secondary trading price exists.

Indicate the number of shares outstanding of each of the registrant’s classes of common stock, as of the latest practicable date.

On March 31, 2020 the registrant had 1,236,744 shares of common stock, no par value per share, outstanding.

Class	Outstanding at March 31, 2020
Common Equity, no par value	1,236,744 shares

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	tcci	none

2

FORM 10-Q

3

PART 1. Financial Information

Item 1. Financial Statements

The condensed financial statements included herein have been prepared by Thanksgiving Coffee Company, Inc. (the Company, or we) without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC). Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such SEC rules and regulations. In the opinion of management of the Company, the accompanying statements contain all adjustments necessary to present fairly the financial position of the Company as of March 31, 2020 and December 31, 2019, and its results of operations for the three month periods ended March 31, 2020 and March 31, 2019 and its cash flows for the three month periods ended March 31, 2020 and March 31, 2019. The results for these interim periods are not necessarily indicative of the results for the entire year. The accompanying condensed financial statements should be read in conjunction with the financial statements and the notes thereto filed as a part of the Company’s annual report on Form 10-K.

4

Thanksgiving Coffee Company, Inc.

Condensed Balance Sheets
Unaudited

	March 31,	December 31,
	2020	2019
		See Note 1
Assets
Current assets
Cash	$398,530	$410,974
Accounts receivable, net of allowance	180,255	218,454
Inventories	255,992	236,258
Prepaid expenses	52,244	49,534
Total current assets	887,021	915,220

Property and equipment, net	262,264	259,490
Right of use leased assets	519,403	543,465
Deposits and other assets	1,056	1,056

Total assets	$1,669,744	$1,719,231

See accompanying notes to condensed financial statements

5

Thanksgiving Coffee Company, Inc.

Condensed Balance Sheets
Unadudited

	March 31,	December 31,
	2020	2019
		See Note 1
Liabilities and shareholders' equity
Current liabilities
Accounts payable	$285,743	$165,743
Accrued liabilities	40,899	44,996
Current portion of operating lease liabilities	97,843	96,566
Current portion of long-term debt and equipment financing	25,949	25,949
Total current liabilities	450,434	333,254

Long term liabilities
Noncurrent long-term debt and equipment financing	13,619	22,096
Noncurrent operating lease liabilities	421,560	446,899
Total liabilities	885,613	802,249

Shareholders' equity
Common stock, no par value, 1,960,000 shares authorized, 1,236,744 shares issued and outstanding	861,816	861,816
Additional paid in capital	24,600	24,600
Retained earnings (accumulated deficit)	(102,285)	30,566
Total shareholders' equity	784,131	916,982

Total liabilities and shareholders' equity	$1,669,744	$1,719,231

See accompanying notes to condensed financial statements

6

Thanksgiving Coffee Company, Inc.

Condensed Statements of Operations
Unaudited

	For the Three Months
	Ended March 31,
	2020	2019
Income
Net sales	$774,526	$1,092,135
Cost of sales	448,422	594,372
Gross profit	326,104	497,763

Operating expenses
Selling, general, and administrative expenses	474,777	385,914
Operating profit (loss)	(148,673)	111,849

Other Income (expense)
Interest expense	(1,100)	(1,636)
Other income, net	17,722	13
Total other income (expense), net	16,622	(1,623)

Income (loss) before income taxes	(132,051)	110,226
Income tax expense	(800)	(800)
Net Income (loss)	$(132,851)	$109,426

Earnings (loss) per share (basic and diluted)	$(0.107)	$0.088

Weighted average number of shares	1,236,744	1,236,744

See accompanying notes to condensed financial statements

7

Thanksgiving Coffee Company, Inc.

Condensed Statements of Retained Earnings (Accumulated Deficit)
Unaudited

	For the Three Months
	Ended March 31,
	2020	2019

Retained earnings (accumulated deficit), beginning of period	$30,566	$(238,234)

Net income (loss)	(132,851)	109,426

Accumulated deficit, end of period	$(102,285)	$(128,808)

See accompanying notes to condensed financial statements

8

Thanksgiving Coffee Company, Inc.

Condensed Statements of Cash Flows
Unaudited

	For the Three Months
	March 31,
	2020	2019
Operating activities
Net income (loss)	$(132,851)	$109,426
Adjustments to reconcile net income (loss) to cash flows from operating activities:
Depreciation and amortization	22,125	18,262
Gain on disposal of property and equipment	(14,975)	-

(Increase) decrease in:
Accounts receivable	38,199	(63,193)
Inventories	(19,734)	(23,677)
Prepaid expenses	(2,710)	(8,872)
Deposits and other assets	-	(1,818)
Increase (decrease) in:
Accounts payable	120,000	63,152
Accrued liabilities	(4,097)	(33,839)
Net cash provided by operating activities	5,957	59,441

Investing activities
Purchases of property and equipment	(26,684)	(723)
Insurance recoveries	16,509	-
Net cash used by investing activities	(10,175)	(723)

Financing activities
Repayments of long term debt	(8,226)	(12,991)

Increase (decrease) in cash	(12,444)	45,727
Cash at beginning of period	410,974	153,646
Cash at end of period	$398,530	$199,373

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$1,100	$1,636
Income taxes	$800	$800

See accompanying notes to condensed financial statements

9

1. Basis of Presentation

The unaudited condensed financial statements in this Form 10-Q have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. The Company has continued to follow the accounting policies disclosed in the financial statements included in its 2019 Form 10-K filed with the Securities and Exchange Commission (SEC). The accompanying unaudited interim condensed financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC for interim financial information. The unaudited interim condensed consolidated financial statements, which reflect all adjustments (consisting of normal recurring items or items discussed herein) that management believes necessary to fairly state results of interim operations, should be read in conjunction with the Notes to Financial Statements (including the Significant Accounting Policies and Recent Accounting Pronouncements) included in the Company’s audited financial statements for the year ended December 31, 2019, as filed with the SEC on Form 10-k (the “2019 Report”). The results of operations for the three months ended March 31, 2020 are not necessarily indicative of results to be expected for the full year. The unaudited condensed balance sheet at December 31, 2019 was extracted from the audited annual financial statements and does not include all disclosures required by U.S. GAAP for annual financial statements.

Concentration of Risk

In the first quarter of 2020, Customer A accounted for 7%, and Customer B accounted for 6% of the Company’s revenue. A loss of these accounts or any other large account, or a significant reduction in sales to any of the Company’s principal customers, could have an adverse impact on the Company.

As of March 31, 2020, no customers individually accounted for more than 10% of the Company’s accounts receivable. As of March 31, 2019, one customer accounted for approximately 33% of the Company’s accounts receivable.

Income Taxes

Deferred income tax assets and liabilities are recognized for the future tax consequences of the differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

A valuation allowance is established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue in accordance with the five-step model as prescribed by Accounting Standards Codification (ASC) 606, “Revenue from Contracts with Customers,” in which the Company evaluates the transfer of promised goods or services and recognizes revenue when its customer obtains control of promised goods or services in an amount that reflects the consideration which the Company expects to be entitled to receive in exchange for the goods or services. To determine revenue recognition for the arrangements that the Company determines are within the scope of ASC 606, the Company performs the following five steps: (1) identify the contract(s) with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract and (5) recognize the revenue when (or as) the entity satisfies a performance obligation.

The Company recognizes revenue once its performance obligation to the customer is completed and control of the product or service is transferred to the customer. Revenue reflects the total amount the Company receives, or expects to receive, from the customer and includes shipping costs that are billed and included in the consideration. The Company's contractual obligations to customers generally have a single point of obligation and are short term in nature. For sales through distributors, the Company recognizes revenue when the product is shipped, and title passes to the distributor. The Company's standard terms are 'FOB' shipping point, with no customer acceptance provisions. The cost of price promotions and rebates are treated as reductions of revenue. No products are sold on consignment. Credit sales are recorded as trade accounts receivable and no collateral is required. The Company has price incentive programs with its distributors to encourage product placement. The cost of price promotions and rebates are treated as reductions of revenue and revenues are presented net of sales allowances. If the conditions for revenue recognition are not met, the Company defers the revenue until all conditions are met. Freight charges are recognized as revenue at the time of delivery.

The Company sells coffee directly to customers through its direct delivery, retail web site and wholesale mail order customers. Additionally, the Company sells other coffee related merchandise through its website. Web site sales are paid for and recognized as revenue at the point of sale. Retail orders are billed to the customer's credit card, at the time of shipment, and revenue is then recognized. The Company periodically sells special bulk orders of products that are in excess of production requirements. These sales are recognized when ownership transfers to the buyer, which occurs at the point of shipment.

10

Leases

Our leases consist of both operating and equipment financing. We categorize leases as either operating leases or equipment financing at the commencement date of the agreement.

We recognize a right-of-use (“ROU”) asset and lease liability for each operating and equipment financing with a contractual term greater than 12 months at the time of lease inception. We do not record leases with an initial term of 12 months or less on our consolidated balance sheet but continue to record rent expense on a straight-line basis over the lease term.

Our lease liability represents the present value of future lease payments over the lease term. We cannot determine the interest rate implicit in all of our leases. Therefore, we use market and term-specific incremental borrowing rates when the rate is not implicit in the agreement. Our incremental borrowing rate for a lease is the rate of interest we expect to pay on a collateralized basis to borrow an amount equal to the lease payments under similar terms. Because we do not borrow on a collateralized basis, we consider a combination of factors, including the risk profile and funding cost of the specific lease, the lease term and the effect of adjusting the rate to reflect consideration of collateral.

Total lease costs recorded as rent and other occupancy costs include fixed operating lease costs, variable lease costs and short-term lease costs, as applicable. We recognize operating lease costs on a straight-line basis over the lease term. Our lease agreements do not contain any residual value guarantees or material restrictive covenants. A significant majority of our leases are related to our corporate warehouse and distribution network and are recorded within selling, general, and administrative operating expenses.

The ROU asset is measured at the initial amount of the lease liability adjusted for lease payments made at or before the lease commencement date. For operating leases, ROU assets are reduced over the lease term by the recognized straight-line lease expense less the amount of accretion of the lease liability determined using the effective interest method. For equipment financing, ROU assets are amortized on a straight-line basis over the shorter of the useful life of the leased asset or the lease term. Interest expense on each equipment financing liability is recognized utilizing the effective interest method. ROU assets are tested for impairment in the same manner as long-lived assets. Additionally, we monitor for events or changes in circumstances that may require a reassessment of one of our leases and determine if a remeasurement is required.

Earnings per share

The Company computes basic earnings per share ("EPS") by dividing net earnings for the period (adjusted for any cumulative dividends for the period) by the weighted average number of common shares outstanding during the period. Diluted EPS includes the determinants of basic EPS and, in addition, reflects the dilutive effect, if any, of the common stock deliverable pursuant to stock options or common stock issuable upon the conversion of convertible stock. We have no dilutive instruments for the three months ended March 31, 2020 and 2019.

2.	Accounts Receivable

Accounts receivable consist of the following:

	3/31/2020	12/31/2019
Accounts receivable	$185,650	$223,116
Less: allowance for doubtful accounts	(5,395)	(4,662)
Net accounts receivable	$180,255	$218,454

The Company utilizes a percentage method to establish the allowance for doubtful accounts. The estimated allowance ranges from 1% to 10% of outstanding receivables based on factors pertaining to the credit risk of specific customers, historical trends and other information. Delinquent accounts are written off when it is determined that amounts are uncollectible. Bad debt expense for the three months ended March 31, 2020 and 2019 was $733 and $924, respectively.

11

3.	Inventories

Inventories consist of the following:

	3/31/2020	12/31/2019
Coffee
Unroasted	$160,808	$142,095
Roasted	48,202	35,141
Tea	1,694	1,616
Packaging, supplies and other merchandise held for sale	45,288	57,406
Total inventories	$255,992	$236,258

4. Properties and Equipment

Property and equipment, consist of the following:

	3/31/2020	12/31/2019
Equipment	$497,496	$488,189
Furniture and fixtures	154,513	151,093
Leasehold improvements	368,954	368,954
Transportation equipment	46,898	50,217
Pacakge design	41,000	41,000
Capitalized website development costs	32,708	19,000
Property held under finance leases	325,437	362,280
Total property and equipment	1,467,006	1,480,733
Accumulated depreciation	(1,204,742)	(1,221,243)
Property and equipment, net	$262,264	$259,490

Depreciation and amortization expense for the three months ended March 31, 2020 and 2019 was $22,125 and $18,262 respectively.

5. Operating Leases, and Long-term Debt and Equipment Financing

ASC 842, “Leases (Topic 842)” requires leases with durations greater than twelve months to be recognized on the balance sheet.

We lease a warehouse, heavy machinery, and office equipment under finance and operating leases. As of March 31, 2020, we had three operating and five equipment financings with remaining terms ranging from less than one year to six years. For leases with terms greater than 12 months, we record the related asset and obligation at the present value of lease payments over the term. None of our leases include renewal options. We did not separate lease and non-lease components of contracts for any asset class.

None of our leases require us to provide a residual value guarantee. When available, we use the rate implicit in the lease to discount lease payments to present value; however, some of our leases do not provide a readily determinable implicit rate. Therefore, we must estimate our incremental borrowing rate to discount the lease payments based on information available at lease commencement.

12

Lease Position as of March 31, 2020

The table below presents the lease-related assets and liabilities recorded on the balance sheet.

	Classification on the Balance Sheet	March 31, 2020
Assets
Operating lease assets	Operating lease right-of-use assets	$519,403
Equipment financing assets	Property and equipment, net	85,877
Total lease assets		$605,280

Liabilities
Current
Operating	Current maturities of operating leases	$97,843
Equipment financing	Current portion of long-term debt and equipment financing	25,949
Noncurrent
Operating	Noncurrent operating leases	421,560
Equipment financing	Noncurrent long-term debt and equipment financing	13,619
Total lease liabilities		$558,971

Weighted-average remaining lease term
Operating leases		4.00 years
Equipment financing		1.86 years

Weighted-average discount rate
Operating leases		2.45%
Equipment financing		7.30%

Lease Costs

The table below presents certain information related to the lease costs for equipment financing and long-term debt and operating leases for the three months ended March 31, 2020.

Quarter Ended March 31, 2020

Equipment financing and long-term debt cost:	$9,083

Amortization of assets	$8,119
Interest on lease liabilities	964

Operating lease cost:	23,811
Short-term lease cost	-
Variable lease cost	-
Total lease cost	$32,894

13

Other Information

The table below presents supplemental cash flow information related to leases for the nine months ended March 31, 2020.

Cash paid for amounts included in the measurement of lease liabilities:	Quarter Ended March 31, 2020

Operating cash flows for operating leases	$23,811
Operating cash flows for equipment financing and long-term debt	$964

Financing cash flows for equipment financing and long-term debt	$8,226

Undiscounted Cash Flows

The table below reconciles the undiscounted cash flows for each of the first five years and total of the remaining years to the equipment financing and long-term debt liabilities and operating lease liabilities recorded on the balance sheet.

	Operating Leases	Equipment Financing and Long-term Debt

Period Ending December 31,
2020	$82,476	$15,519
2021	114,448	15,393
2022	109,221	8,581
2023	105,484	2,838
2024	104,342	1,655
2025	43,000	-
Total minimum lease payments	558,971	43,986
Less: amount of lease payments representing interest	(39,568)	(4,418)
Present value of future minimum lease payments	519,403	39,568
Less: current obligations under leases	(97,843)	(25,949)
Long-term lease obligations	$421,560	$13,619

14

6. Disaggregated Revenue by routes, direct and mail order

Disaggregated information of revenue recognized as follows:

	For the Three months ended March 31
Sales by department	2020	2019
Routes-wholesale	$298,255	$282,926
Direct-wholesale	307,871	702,400
Mailorder-retail	168,400	106,809
Total	$774,526	$1,092,135

7. Income Taxes

Deferred income taxes arise from temporary timing differences in the recognition of income and expenses for financial reporting and tax purposes. The Company’s deferred tax assets consist of the benefit from net operating loss (NOL) carryforwards and temporary differences. The Company’s deferred tax assets are offset by a valuation allowance due to the uncertainty of the realization of the net operation loss carryforwards. Net operating loss carryforwards may be further limited by a change in Company ownership and other provisions of the tax laws.

8. Related Party Transactions

As of March 31, 2020, the Company has green contracts with three cooperatives in Nicaragua, Guatemala and Uganda. Ethical Trading and Investment Company of Nicaragua (ETICO) is the importer for the transactions. Nicholas Hoskyns, a director of the Company, is the managing director of ETICO. At March 31, 2020 and December 31, 2019, amounts owed to ETICO totaled $37,230 and $37,333, respectively. For the first three months ended March 31, 2020 and 2019, we have paid $82,104 and $148,105, respectively. All the amounts owed are current and were paid in accordance with our standard vendor payment policies. The loss of the ETICO relationship could have an adverse effect on the Company’s business in the short term. Management believes other options are available that could be utilized in the event the ETICO relationship was terminated.

The Company leases its corporate headquarters, warehouse and waterfront facilities from Paul and Joan Katzeff (the Company’s majority shareholders). The lease is classified as an operating lease and provides for monthly rental payments of $8,600 (see Note 5). The Company is responsible for all real estate taxes, insurance and maintenance costs related to the facilities. The Company is a guarantor on certain debt that the Company’s majority shareholders hold in connection with its corporate headquarters, warehouse and waterfront facilities. The ten-year lease term ends May 31, 2025.

In September 2020, the Company deferred rent payments for its corporate headquarters totaling $17,200 for the months of July and August 2020. As the rental lease was entered into with the majority shareholder, terms of repayment have not been agreed upon as of the date of these financial statements but will be determined upon the improvement of economic conditions.

9. Insurance Recovery

In early 2020, one of our trucks, which was insured, was subject to extensive damage in a traffic accident. The truck was declared unsalvageable by the insurance company. As such, we received cash of $16,509 and recorded a gain of $14,975.

10. Business Segment

The Company operates in one reportable segment. All revenues are derived, and all long-lived assets are held in the U.S.

11. COVID-19 Uncertainty

During the first quarter of 2020, government offices throughout the United States and around the world issued shelter in place orders due to the global outbreak of the COVID-19 virus. On March 27, 2020, the President of the United States signed into law the Families First Coronavirus Response Act and two phases of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act which are intended to provide emergency assistance to individuals and business affected by COVID-19. The CARES Act includes a small business stimulus program, Paycheck Protection Program (“PPP”), which is intended to provide loans to qualified businesses to guarantee eight weeks of payroll and other identified costs which may be eligible for partial or full forgiveness.

15

The future impact of the global emergence of COVID-19 on our business is currently unknown. We are closely monitoring the impact of the COVID-19 global outbreak and its resulting impact on our roasting operations and supply chain, with our top priority being the health and safety of our employees, customers, partners, and communities. While we believe our supply chain is in a healthy position, there remains uncertainty related to the public health situation globally. The magnitude of any potential impact is unknown, as it is unclear how long it will take for the overall supply chain to return to normal. We are working closely with our partners and suppliers to manage this process.

12. Subsequent Events

In April 2020, the Company successfully secured a $189,228 Small Business Association (“SBA”) loan under the Payroll Protection Program to secure payroll expenses for otherwise furloughed employees impacted by government imposed shelter in place orders. Per the terms of the loan, the full amount may be forgiven as long as loan proceeds are used to cover payroll costs and other specified non-payroll costs (provided any non-payroll costs do not exceed 40% of the forgiven amount) over a 24-week period after the loan is made; and employee and compensation levels are maintained. In the event the Company is required to repay the loan, all payments are deferred for 10 months with accrued interest over this period. Amounts outstanding under the loan bear a fixed interest rate of 1.00% per annum with a maturity date of 2 years from commencement date. The Company has not yet applied for loan forgiveness.

In April 2020, the Company executed a $25,000 non-interest bearing loan with a maturity date of April 16, 2021 with Savings Bank of Mendocino County.

16

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarterly Period Ended June 30, 2020

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Transition Period From _______ To _______

Commission File Number: 33-96070-LA

THANKSGIVING COFFEE COMPANY, INC.

(Exact name of registrant as specified in its charter)

California	94-2823626
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

19100 South Harbor Drive, Fort Bragg, California	95437
(Address of principal executive offices)	(Zip Code)

(707) 964-0118

(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☐    No  ☒

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Regulation 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes    ☐   No    ☒

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.   Yes ☐  No  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).

Yes ☐  No  ☒

There currently does not exist a public trading market for the registrant’s common stock. Over the years, there have been isolated and sporadic privately negotiated transactions in the Company’s shares.  See “Part II, Item 5, and Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.”  The Company is not aware of any privately negotiated transactions of the Company’s stock since 2008. The Company is unable to determine the current market value of the common equity held by non-affiliates, as no reliable secondary trading price exists.

Indicate the number of shares outstanding of each of the registrant’s classes of common stock, as of the latest practicable date.

On June 30, 2020 the registrant had 1,236,744 shares of common stock, no par value per share, outstanding.

Class	Outstanding at June 30, 2020
Common Equity, no par value	1,236,744 shares

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	tcci	none

FORM 10-Q

PART 1. Financial Information

Item 1. Financial Statements

The condensed financial statements included herein have been prepared by Thanksgiving Coffee Company, Inc. (the Company, or we) without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC). Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such SEC rules and regulations. In the opinion of management of the Company, the accompanying statements contain all adjustments necessary to present fairly the financial position of the Company as of June 30, 2020 and December 31, 2019, and its results of operations for the three and six month periods ended June 30, 2020 and June 30, 2019 and its cash flows for the six month periods ended June 30, 2020 and June 30, 2019. The results for these interim periods are not necessarily indicative of the results for the entire year. The accompanying condensed financial statements should be read in conjunction with the financial statements and the notes thereto filed as a part of the Company’s annual report on Form 10-K.

Thanksgiving Coffee Company, Inc.

Condensed Balance Sheets
Unaudited

	June 30,	December 31,
	2020	2019
		See Note 1
Assets
Current assets
Cash	$554,549	$410,974
Accounts receivable, net of allowance	177,764	218,454
Inventories	222,148	236,258
Prepaid expenses	62,346	49,534
Total current assets	1,016,807	915,220

Property and equipment, net	242,047	259,490
Right of use leased assets	495,438	543,465
Deposits and other assets	945	1,056

Total assets	$1,755,237	$1,719,231

See accompanying notes to condensed financial statements

Thanksgiving Coffee Company, Inc.

Condensed Balance Sheets
Unadudited

	June 30,	December 31,
	2020	2019
		See Note 1
Liabilities and shareholders' equity
Current liabilities
Accounts payable	$283,091	$165,743
Notes payable	25,000	-
Accrued liabilities	29,415	44,996
Current portion of operating lease liabilities	98,830	96,566
Current portion of long term debt and equipment financing	17,096	25,949
Total current liabilities	453,432	333,254

Long term liabilities
Noncurrent long-term debt and equipment financing	207,289	22,096
Noncurrent operating lease liabilities	396,608	446,899
Total liabilities	1,057,329	802,249

Shareholders' equity
Common stock, no par value, 1,960,000 shares authorized, 1,236,744 shares issued and outstanding	861,816	861,816
Additional paid in capital	24,600	24,600
Retained earnings (accumulated deficit)	(188,508)	30,566
Total shareholders' equity	697,908	916,982

Total liabilities and shareholders' equity	$1,755,237	$1,719,231

See accompanying notes to condensed financial statements

Thanksgiving Coffee Company, Inc.

Condensed Statements of Operations
Unaudited

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2020	2019	2020	2019
Income
Net sales	$844,590	$1,161,644	$1,619,116	$2,253,779
Cost of sales	510,197	641,348	958,619	1,235,720
Gross profit	334,393	520,296	660,497	1,018,059

Operating expenses
Selling, general, and administrative expenses	420,028	363,615	894,810	749,530
Operating profit (loss)	(85,635)	156,681	(234,313)	268,529

Other Income (expense)
Interest expense	(760)	(1,433)	(1,860)	(3,069)
Other income, net	172	186	17,899	199
Total other income (expense), net	(588)	(1,247)	16,039	(2,870)

Income (loss) before income taxes	(86,223)	155,434	(218,274)	265,659
Income tax expense	0	(37)	(800)	(837)
Net Income (loss)	$(86,223)	$155,397	$(219,074)	$264,822

Earnings (loss) per share (basic and diluted)	$(0.070)	$0.126	$(0.177)	$0.214

Weighted average number of shares	1,236,744	1,236,744	1,236,744	1,236,744

See accompanying notes to condensed financial statements

Thanksgiving Coffee Company, Inc.

Condensed Statements of Retained Earnings (Accumulated Deficit)
Unaudited

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2020	2019	2020	2019

Retained earnings (accumulated deficit), beginning of period	$(102,285)	$(128,808)	$30,566	$(238,234)

Net income (loss)	(86,223)	155,396	(219,074)	264,822

Retained earnings (accumulated deficit), end of period	$(188,508)	$26,588	$(188,508)	$26,588

See accompanying notes to condensed financial statements

Thanksgiving Coffee Company, Inc.

Condensed Statements of Cash Flows
Unaudited

	For the Six Months
	June 30,
	2020	2019
Operating activities
Net income (loss)	$(219,074)	$264,822
Adjustments to reconcile net income (loss) to cash flows from operating activities:
Depreciation and amortization	39,455	34,671
Net gain on disposal of property and equipment	(5,759)	-

(Increase) decrease in:
Accounts receivable	40,690	(38,673)
Inventories	14,110	(11,346)
Prepaid expenses	(12,812)	19,516
Deposits and other assets	111	(10,000)
Increase (decrease) in:
Accounts payable	117,348	3,899
Accrued liabilities	(15,581)	5,466
Net cash provided by (used in) operating activities	(41,512)	268,355

Investing activities
Purchases of property and equipment	(32,762)	(723)
Proceeds from insurance recovery	16,509	-
Net cash used in investing activities	(16,253)	(723)

Financing activities
Proceeds from borrowings	214,228	-
Repayments of long term debt	(12,888)	(41,006)
Net cash provided by (used in) financing activities	201,340	(41,006)

Increase in cash	143,575	226,626
Cash at beginning of period	410,974	153,646
Cash at end of period	$554,549	$380,272

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$1,860	$3,069
Income taxes	$800	$837

See accompanying notes to condensed financial statements

1. Basis of Presentation

The unaudited condensed financial statements in this Form 10-Q have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. The Company has continued to follow the accounting policies disclosed in the financial statements included in its 2019 Form 10-K filed with the Securities and Exchange Commission (SEC). The accompanying unaudited interim condensed financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC for interim financial information. The unaudited interim condensed consolidated financial statements, which reflect all adjustments (consisting of normal recurring items or items discussed herein) that management believes necessary to fairly state results of interim operations, should be read in conjunction with the Notes to Financial Statements (including the Significant Accounting Policies and Recent Accounting Pronouncements) included in the Company’s audited financial statements for the year ended December 31, 2019, as filed with the SEC on Form 10-K (the “2019 Report”). Results of operations for interim periods are not necessarily indicative of annual results of operations. The results of operations for the six months ended June 30, 2019 are not necessarily indicative of results to be expected for the full year. The unaudited condensed balance sheet at December 31, 2020 was extracted from the audited annual financial statements and does not include all disclosures required by U.S. GAAP for annual financial statements.

Concentration of Risk

For the three months ended June 30, 2020, Customer A accounted for 25%, of the Company’s revenue. For the six months ended June 30, 2020, Customer A accounted for 16%, of the Company’s revenue. A loss of this accounts or any other large account, or a significant reduction in sales to any of the Company’s principal customers, could have an adverse impact on the Company.

As of June 30, 2020, one customer accounted for approximately 30% of the Company’s accounts receivable. As of December 31, 2019, one customer accounted for approximately 21% of the Company’s accounts receivable.

Income Taxes

Deferred income tax assets and liabilities are recognized for the future tax consequences of the differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

A valuation allowance is established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue in accordance with the five-step model as prescribed by Accounting Standards Codification (“ASC”) 606, “Revenue from Contracts with Customers,” in which the Company evaluates the transfer of promised goods or services and recognizes revenue when its customer obtains control of promised goods or services in an amount that reflects the consideration which the Company expects to be entitled to receive in exchange for the goods or services. To determine revenue recognition for the arrangements that the Company determines are within the scope of ASC 606, the Company performs the following five steps: (1) identify the contract(s) with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract and (5) recognize the revenue when (or as) the entity satisfies a performance obligation.

The Company recognizes revenue once its performance obligation to the customer is completed and control of the product or service is transferred to the customer. Revenue reflects the total amount the Company receives, or expects to receive, from the customer and includes shipping costs that are billed and included in the consideration. The Company's contractual obligations to customers generally have a single point of obligation and are short term in nature. For sales through distributors, the Company recognizes revenue when the product is shipped, and title passes to the distributor. The Company's standard terms are 'FOB' shipping point, with no customer acceptance provisions. The cost of price promotions and rebates are treated as reductions of revenue. No products are sold on consignment. Credit sales are recorded as trade accounts receivable and no collateral is required. The Company has price incentive programs with its distributors to encourage product placement. The cost of price promotions and rebates are treated as reductions of revenue and revenues are presented net of sales allowances. If the conditions for revenue recognition are not met, the Company defers the revenue until all conditions are met. Freight charges are recognized as revenue at the time of delivery.

The Company sells coffee directly to customers through its direct delivery, retail web site and wholesale mail order customers. Additionally, the Company sells other coffee related merchandise through its website. Web site sales are paid for and recognized as revenue at the point of sale. Retail orders are billed to the customer's credit card, at the time of shipment, and revenue is then recognized. The Company periodically sells special bulk orders of products that are in excess of production requirements. These sales are recognized when ownership transfers to the buyer, which occurs at the point of shipment.

Leases

Our leases consist of both operating and equipment financing. We categorize leases as either operating leases or equipment financing at the commencement date of the agreement.

We recognize a right-of-use (“ROU”) asset and lease liability for each operating and equipment financing with a contractual term greater than 12 months at the time of lease inception. We do not record leases with an initial term of 12 months or less on our consolidated balance sheet but continue to record rent expense on a straight-line basis over the lease term.

Our lease liability represents the present value of future lease payments over the lease term. We cannot determine the interest rate implicit in all of our leases. Therefore, we use market and term-specific incremental borrowing rates when the rate is not implicit in the agreement. Our incremental borrowing rate for a lease is the rate of interest we expect to pay on a collateralized basis to borrow an amount equal to the lease payments under similar terms. Because we do not borrow on a collateralized basis, we consider a combination of factors, including the risk profile and funding cost of the specific lease, the lease term and the effect of adjusting the rate to reflect consideration of collateral.

Total lease costs recorded as rent and other occupancy costs include fixed operating lease costs, variable lease costs and short-term lease costs, as applicable. We recognize operating lease costs on a straight-line basis over the lease term. Our lease agreements do not contain any residual value guarantees or material restrictive covenants. A significant majority of our leases are related to our corporate warehouse and distribution network and are recorded within selling, general, and administrative expenses.

The ROU asset is measured at the initial amount of the lease liability adjusted for lease payments made at or before the lease commencement date. For operating leases, ROU assets are reduced over the lease term by the recognized straight-line lease expense less the amount of accretion of the lease liability determined using the effective interest method. For equipment financing, ROU assets are amortized on a straight-line basis over the shorter of the useful life of the leased asset or the lease term. Interest expense on each equipment financing liability is recognized utilizing the effective interest method. ROU assets are tested for impairment in the same manner as long-lived assets. Additionally, we monitor for events or changes in circumstances that may require a reassessment of one of our leases and determine if a remeasurement is required.

Earnings (Loss) per Share

The Company computes basic earnings (loss) per share ("EPS") by dividing net earnings (loss) for the period (adjusted for any cumulative dividends for the period) by the weighted average number of common shares outstanding during the period. Diluted EPS includes the determinants of basic EPS and, in addition, reflects the dilutive effect, if any, of the common stock deliverable pursuant to stock options or common stock issuable upon the conversion of convertible stock. We have no dilutive instruments for the three months and six months ended June 30, 2020 and 2019.

2. Accounts Receivable

Accounts receivable consist of the following:

	6/30/2020	12/31/2019
Accounts receivable	$181,696	$223,116
Less: allowance for doubtful accounts	(3,932)	(4,662)
Net accounts receivable	$177,764	$218,454

The Company utilizes a percentage method to establish the allowance for doubtful accounts. The estimated allowance ranges from 1% to 10% of outstanding receivables based on factors pertaining to the credit risk of specific customers, historical trends and other information. Delinquent accounts are written off when it is determined that amounts are uncollectible. Bad debt expense (recovery) for the three months ended June 30, 2020 and 2019 was $(3) and $5,206, respectively. Bad debt expense for the six months ended June 30, 2020 and 2019 was $730 and $6,130, respectively.

3. Inventories

Inventories consist of the following:

	6/30/2020	12/31/2019
Coffee
Unroasted	$138,097	$142,095
Roasted	39,187	35,141
Tea	1,445	1,616
Packaging, supplies, and other merchandise held for sale	43,419	57,406
Total inventories	$222,148	$236,258

4. Properties and Equipment

Property and equipment, consist of the following:

	6/30/2020	12/31/2019
Equipment	$494,611	$488,189
Furniture and fixtures	154,512	151,093
Leasehold improvements	368,954	368,954
Transportation equipment	45,792	50,217
Pacakge design	41,000	41,000
Capitalized website development costs	32,708	19,000
Property held under finance leases	325,437	362,280
Total property and equipment	1,463,014	1,480,733
Accumulated depreciation	(1,220,967)	(1,221,243)
Property and equipment, net	$242,047	$259,490

Depreciation and amortization expense for the six months ended June 30, 2020 and 2019 was $39,455 and $34,671, respectively. Depreciation and amortization expense for the three months ended June 30, 2020 and 2019 was $17,330 and $16,409 respectively.

5. Operating Leases, and Long-term Debt and Equipment Financing

ASC 842, “Leases (Topic 842)” requires leases with durations greater than twelve months to be recognized on the balance sheet.

We lease a warehouse, heavy machinery, and office equipment under finance and operating leases. As of June 30, 2020, we had three operating and four equipment financing and long-term debt with remaining terms ranging from less than one year to five years. For leases with terms greater than 12 months, we record the related asset and obligation at the present value of lease payments over the term. Some of our leases include renewal options that are factored into our determination of lease payments when appropriate. We did not separate lease and non-lease components of contracts for any asset class.

None of our leases require us to provide a residual value guarantee. When available, we use the rate implicit in the lease to discount lease payments to present value; however, some of our leases do not provide a readily determinable implicit rate. Therefore, we must estimate our incremental borrowing rate to discount the lease payments based on information available at lease commencement.

Lease Position as of June 30, 2020

The table below presents the lease-related assets and liabilities recorded on the balance sheet.

	Classification on the Balance Sheet	June 30, 2020
Assets
Operating lease assets	Operating lease right-of-use assets	$495,438
Equipment financing assets	Property and equipment, net	83,202
Total lease assets		$578,640

Liabilities
Current
Operating	Current portions of operating leases	$98,830
Equipment financing	Current portion of long-term debt and equipment financing	17,096
Noncurrent
Operating	Noncurrent operating leases	396,608
Equipment financing and long-term debt	Noncurrent long-term debt and equipment financing	18,061
Total lease liabilities		$530,595

Weighted-average remaining lease term
Operating leases (in years)		3.75
Equipment financing (in years)		2.07

Weighted-average discount rate
Operating leases		2.45%
Equipment financing		8.64%

Lease Costs

The table below presents certain information related to the lease costs for finance and operating leases for the six months ended June 30, 2020.

Six Months Ended June 30, 2020

Equipment financing and long-term debt costs:	$16,563

Amortization of assets	$14,703
Interest on equipment financing and long-term debt	1,860

Operating lease cost:	54,984
Short-term lease cost	-
Variable lease cost	-
Total lease cost	$71,547

Other Information

The table below presents supplemental cash flow information related to operating leases and equipment financing and long-term debt for the six months ended June 30, 2020.

Cash paid for amounts included in the measurement of lease liabilities:	Six Months Ended June 30, 2020

Operating cash flows for operating leases	$54,984
Operating cash flows for equipment financing and long-term debt	$1,860

Financing cash flows for equipment financing and long-term debt	$12,888

Undiscounted Cash Flows

The table below reconciles the undiscounted cash flows for each of the first five years and total of the remaining years to the equipment financing and long-term debt liabilities and operating lease liabilities recorded on the balance sheet.

	Operating Leases	Equipment Financing

Period Ending December 31,
2020	$54,984	$10,864
2021	112,928	15,393
2022	109,221	8,581
2023	105,484	2,838
2024	105,342	1,654
2025	43,000	-
Total minimum lease payments and equipment financing	530,959	39,330
Less: amount of lease payments representing interest	(35,521)	(4,173)
Present value of future minimum lease payments and equipment financing	495,438	35,157
Less: current obligations under leases and equipment financing	(98,830)	(17,096)
Long-term lease and equipment financing obligations	$396,608	$18,061

6. Disaggregated Revenue by routes, direct and mail order

Disaggregated information of revenue recognized as follows:

	For the Three months ended June 30
Sales by department	2020	2019
Routes-wholesale	$232,904	$305,043
Direct-wholesale	382,809	755,386
Mailorder-retail	228,877	101,215
Total	$844,590	$1,161,644

	For the Six months ended June 30
Sales by department	2020	2019
Routes-wholesale	$531,159	$587,968
Direct-wholesale	690,680	1,457,787
Mailorder-retail	397,277	208,024
Total	$1,619,116	$2,253,779

7. Income Taxes

Deferred income taxes arise from temporary timing differences in the recognition of income and expenses for financial reporting and tax purposes. The Company’s deferred tax assets consist of the benefit from net operating loss (NOL) carryforwards and temporary differences. The Company’s deferred tax assets are offset by a valuation allowance due to the uncertainty of the realization of the net operation loss carryforwards. Net operating loss carryforwards may be further limited by a change in company ownership and other provisions of the tax laws.

8. Related Party Transactions

As of June 30, 2020, the Company has green contracts with three cooperatives in Nicaragua, Guatemala and Uganda. Ethical Trading and Investment Company of Nicaragua (ETICO) is the importer for the transactions. Nicholas Hoskyns, a director of the Company, is the managing director of ETICO. At June 30, 2020 and December 31, 2019, amounts owed to ETICO totaled $40,726 and $37,333, respectively. For the first six months ended June 30, 2020 and 2019, we have paid $257,558 and $290,930, respectively. All the amounts owed are current and were paid in accordance with our standard vendor payment policies. The loss of the ETICO relationship could have an adverse effect on the Company’s business in the short term. Management believes other options are available that could be utilized in the event the ETICO relationship was terminated.

The Company leases its corporate headquarters, warehouse and waterfront facilities from Paul and Joan Katzeff (the Company’s majority shareholders). The lease is classified as an operating lease and provides for monthly rental payments of $8,600. The Company is responsible for all real estate taxes, insurance and maintenance costs related to the facilities. The Company is a guarantor on certain debt that the Company’s majority shareholders hold in connection with its corporate headquarters, warehouse and waterfront facilities. The ten-year lease term ends in May 2025.

In September 2020, the Company deferred rent payments for its corporate headquarters totaling $17,200 for the months of July and August 2020. As the rental lease was entered into with the majority shareholder, terms of repayment have not been agreed upon as of the date of these financial statements but will be determined upon the improvement of economic conditions.

9. Business Segment

The Company operates in one reportable segment. All revenues are derived, and all long-lived assets are held in the U.S.

10. COVID-19 Uncertainty and Related Activity

During the first quarter of 2020, government offices throughout the United States and around the world issued shelter in place orders due to the global outbreak of the COVID-19 virus. On March 27, 2020, the President of the United States signed into law the Families First Coronavirus Response Act and two phases of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act which are intended to provide emergency assistance to individuals and business affected by COVID-19. The CARES Act includes a small business stimulus program, Paycheck Protection Program (“PPP”), which is intended to provide loans to qualified businesses to guarantee eight weeks of payroll and other identified costs which may be eligible for partial or full forgiveness.

The future impact of the global emergence of COVID-19 on our business is currently unknown. We are closely monitoring the impact of the COVID-19 global outbreak and its resulting impact on our roasting operations and supply chain, with our top priority being the health and safety of our employees, customers, partners, and communities. While we believe our supply chain is in a healthy position, there remains uncertainty related to the public health situation globally. The magnitude of any potential impact is unknown, as it is unclear how long it will take for the overall supply chain to return to normal. We are working closely with our partners and suppliers to manage this process.

In April 2020, the Company successfully secured a $189,228 Small Business Association (“SBA”) loan under the Payroll Protection Program to secure payroll expenses for otherwise furloughed employees impacted by government imposed shelter in place orders. Per the terms of the loan, the full amount may be forgiven as long as loan proceeds are used to cover payroll costs and other specified non-payroll costs (provided any non-payroll costs do not exceed 40% of the forgiven amount) over a 24-week period after the loan is made; and employee and compensation levels are maintained. In the event the Company is required to repay the loan, all payments are deferred for 10 months with accrued interest over this period. Amounts outstanding under the loan bear a fixed interest rate of 1.00% per annum with a maturity date of 2 years from commencement date. The Company has not yet applied for loan forgiveness. If the loan is not forgiven, future debt maturities would be $113,537 and $75,691 for the years ending December 31, 2021 and 2022, respectively.

The SBA loan is being accounted for under ASC 470, Debt whereby interest expense is being accrued at the contractual rate and future debt maturities are based on the assumption that none of the principal balance will be forgiven. Forgiveness, if any, will be recognized as a gain on extinguishment when the lender legally releases the Company based on the criteria set forth in the debt agreement and the CARES Act.

In April 2020, the Company executed a $25,000 non-interest bearing loan with a maturity date of April 16, 2021 with Savings Bank of Mendocino County.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarterly Period Ended September 30, 2020

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Transition Period From _______ To _______

Commission File Number: 33-96070-LA

THANKSGIVING COFFEE COMPANY, INC.

(Exact name of registrant as specified in its charter)

California	94-2823626
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

19100 South Harbor Drive, Fort Bragg, California	95437
(Address of principal executive offices)	(Zip Code)

(707) 964-0118

(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☐    No  ☒

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Regulation 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes    ☐   No    ☒

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.   Yes ☐  No  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).

Yes ☐  No  ☒

There currently does not exist a public trading market for the registrant’s common stock. Over the years, there have been isolated and sporadic privately negotiated transactions in the Company’s shares.  See “Part II, Item 5, and Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.”  The Company is not aware of any privately negotiated transactions of the Company’s stock since 2008. The Company is unable to determine the current market value of the common equity held by non-affiliates, as no reliable secondary trading price exists.

Indicate the number of shares outstanding of each of the registrant’s classes of common stock, as of the latest practicable date.

On September 30, 2020 the registrant had 1,236,744 shares of common stock, no par value per share, outstanding.

Class	Outstanding at September 30, 2020
Common Equity, no par value	1,236,744 shares

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	tcci	none

2

FORM 10-Q

TABLE OF CONTENTS

PART I – FINANCIAL INFORMATION

Item 1.	Financial Statements	4

	Condensed Balance Sheets as of September 30, 2020 and December 31, 2019 (unaudited).	5

	Condensed Statements of Operations for the three months and nine months ended September 30, 2020 and September 30, 2019 (unaudited)	7

	Condensed Statement of Retained Earnings (Accumulated Deficit) for the three months and nine months ended September 30, 2020 and September 30, 2019 (unaudited).	8

	Condensed Statements of Cash Flows for the nine months ended September 30, 2020 and September 30, 2019 (unaudited)	9

	Notes to Condensed Financial Statements	10

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations	17

Item 3.	Quantitative and Qualitative Disclosures About Market Risk	19

Item 4.	Controls and Procedures	19

PART II – OTHER INFORMATION

Item 1.	Legal Proceedings	19

Item 1A.	Risk Factors	19

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds	20

Item 3.	Defaults Upon Senior Securities	20

Item 4.	Submission of Matters to a Vote of Security Holders	20

Item 5.	Other Information	20

Item 6.	Exhibits	21

Signatures		22

3

PART 1. Financial Information

Item 1. Financial Statements

The condensed financial statements included herein have been prepared by Thanksgiving Coffee Company, Inc. (the Company, or we) without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC). Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such SEC rules and regulations. In the opinion of management of the Company, the accompanying statements contain all adjustments necessary to present fairly the financial position of the Company as of September 30, 2020 and December 31, 2019, and its results of operations for the three and nine month periods ended September 30, 2020 and 2019 and its cash flows for the nine month periods ended September 30, 2020 and 2019. The results for these interim periods are not necessarily indicative of the results for the entire year. The accompanying condensed financial statements should be read in conjunction with the financial statements and the notes thereto filed as a part of the Company’s annual report on Form 10-K.

4

Thanksgiving Coffee Company, Inc.

Condensed Balance Sheets
Unaudited

	September 30,	December 31,
	2020	2019
		See Note 1
Assets
Current assets
Cash	$662,472	$410,974
Accounts receivable, net of allowance	213,555	218,454
Inventories	261,973	236,258
Prepaid expenses	46,730	49,534
Total current assets	1,184,730	915,220

Property and equipment, net	236,132	259,490
Right of use leased assets	471,117	543,465
Deposits and other assets	4,545	1,056

Total assets	$1,896,524	$1,719,231

See accompanying notes to condensed financial statements

5

Thanksgiving Coffee Company, Inc.

Condensed Balance Sheets
Unadudited

	September 30,	December 31,
	2020	2019
		See Note 1
Liabilities and shareholders' equity
Current liabilities
Accounts payable	$229,784	$165,743
Notes payable	25,000	-
Accrued liabilities	79,812	44,996
Current portion of operating lease liabilities	99,098	96,566
Current portion of long term debt and equipment financing	71,592	25,949
Total current liabilities	505,286	333,254

Long term liabilities
Noncurrent long-term debt and equipment financing	148,755	22,096
Noncurrent operating lease liabilities	372,019	446,899
Total liabilities	1,026,060	802,249

Shareholders' equity
Common stock, no par value, 1,960,000 shares authorized, 1,236,744 shares issued and outstanding	861,816	861,816
Additional paid in capital	24,600	24,600
Retained earnings (accumulated deficit)	(15,952)	30,566
Total shareholders' equity	870,464	916,982

Total liabilities and shareholders' equity	$1,896,524	$1,719,231

See accompanying notes to condensed financial statements

6

Thanksgiving Coffee Company, Inc.

Condensed Statements of Operations
Unaudited

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2020	2019	2020	2019
Income
Net sales	$1,210,517	$866,775	$2,829,633	$3,120,554
Cost of sales	596,711	514,016	1,555,330	1,749,736
Gross profit	613,806	352,759	1,274,303	1,370,818

Operating expenses
Selling, general, and administrative expenses	429,507	346,082	1,324,317	1,095,802
Operating profit (loss)	184,299	6,677	(50,014)	275,016

Other Income (expense)
Interest expense	(468)	(1,407)	(2,328)	(4,476)
Other income (expenses), net	(516)	(24,227)	17,383	(24,028)
Total other income (expense), net	(984)	(25,634)	15,055	(28,504)

Income (loss) before income taxes	183,315	(18,957)	(34,959)	246,512
Income tax expense	(10,759)	(9,557)	(11,559)	(10,393)
Net Income (loss)	$172,556	$(28,514)	$(46,518)	$236,119

Earnings (loss) per share (basic and diluted)	$0.140	$(0.023)	$(0.038)	$0.191

Weighted average number of shares	1,236,744	1,236,744	1,236,744	1,236,744

See accompanying notes to condensed financial statements

7

Thanksgiving Coffee Company, Inc.

Condensed Statements of Retained Earnings (Accumulated Deficit)
Unaudited

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2020	2019	2020	2019

Retained earnings (accumulated deficit), beginning of period	$(188,508)	$26,399	$30,566	$(238,234)

Net income (loss)	172,556	(28,514)	(46,518)	236,119

Accumulated deficit, end of period	$(15,952)	$(2,115)	$(15,952)	$(2,115)

See accompanying notes to condensed financial statements

8

Thanksgiving Coffee Company, Inc.

Condensed Statements of Cash Flows
Unaudited

	For the Nine Months
	September 30,
	2020	2019
Operating activities
Net income (loss)	$(46,518)	$236,119
Adjustments to reconcile net income (loss) to cash flows from operating activities:
Depreciation and amortization	56,867	51,633
Net gain on disposal of property and equipment	(5,759)	-

(Increase) decrease in:
Accounts receivable	4,899	(26,529)
Inventories	(25,715)	(31,469)
Prepaid expenses	2,804	19,818
Other assets	(3,489)	(2,908)
Increase (decrease) in:
Accounts payable	64,041	(28,458)
Accrued liabilities	34,816	(3,481)
Net cash provided by operating activities	81,946	214,725

Investing activities
Purchases of property and equipment	(44,259)	(724)
Proceeds from insurance recovery	16,509	-
Net cash used in investing activities	(27,750)	(724)

Financing activities
Proceeds from borrowings	214,228	-
Repayments of long term debt	(16,926)	(40,943)
Net cash provided by (used in) financing activities	197,302	(40,943)

Increase in cash	251,498	173,058
Cash at beginning of period	410,974	153,646
Cash at end of period	$662,472	$326,704

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$2,328	$4,476
Income taxes	$11,559	$837

See accompanying notes to condensed financial statements

9

1. Basis of Presentation

The unaudited condensed financial statements in this Form 10-Q have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. The Company has continued to follow the accounting policies disclosed in the financial statements included in its 2019 Form 10-K filed with the Securities and Exchange Commission (SEC). The accompanying unaudited interim condensed financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC for interim financial information. The unaudited interim condensed consolidated financial statements, which reflect all adjustments (consisting of normal recurring items or items discussed herein) that management believes necessary to fairly state results of interim operations, should be read in conjunction with the Notes to Financial Statements (including the Significant Accounting Policies and Recent Accounting Pronouncements) included in the Company’s audited financial statements for the year ended December 31, 2019, as filed with the SEC on Form 10-K (the “2019 Report”). Results of operations for interim periods are not necessarily indicative of annual results of operations. The results of operations for the nine months ended September 30, 2020 are not necessarily indicative of results to be expected for the full year. The unaudited condensed balance sheet at December 31, 2019 was extracted from the audited annual financial statements and does not include all disclosures required by U.S. GAAP for annual financial statements.

Concentration of Risk

For the three months ended September 30, 2020, Customer A accounted for 46%, of the Company’s revenue. For the nine months ended September 30, 2020, Customer A accounted for 29%, of the Company’s revenue. A loss of this account or any other large account, or a significant reduction in sales to any of the Company’s principal customers, could have an adverse impact on the Company.

As of September 30, 2020, one customer accounted for approximately 41% of the Company’s accounts receivable. As of December 31, 2019, one customer accounted for approximately 21% of the Company’s accounts receivable.

Income Taxes

Deferred income tax assets and liabilities are recognized for the future tax consequences of the differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

A valuation allowance is established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue in accordance with the five-step model as prescribed by Accounting Standards Codification (“ASC”) 606, “Revenue from Contracts with Customers,” in which the Company evaluates the transfer of promised goods or services and recognizes revenue when its customer obtains control of promised goods or services in an amount that reflects the consideration which the Company expects to be entitled to receive in exchange for the goods or services. To determine revenue recognition for the arrangements that the Company determines are within the scope of ASC 606, the Company performs the following five steps: (1) identify the contract(s) with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract and (5) recognize the revenue when (or as) the entity satisfies a performance obligation.

The Company recognizes revenue once its performance obligation to the customer is completed and control of the product or service is transferred to the customer. Revenue reflects the total amount the Company receives, or expects to receive, from the customer and includes shipping costs that are billed and included in the consideration. The Company's contractual obligations to customers generally have a single point of obligation and are short term in nature. For sales through distributors, the Company recognizes revenue when the product is shipped, and title passes to the distributor. The Company's standard terms are 'FOB' shipping point, with no customer acceptance provisions. The cost of price promotions and rebates are treated as reductions of revenue. No products are sold on consignment. Credit sales are recorded as trade accounts receivable and no collateral is required. The Company has price incentive programs with its distributors to encourage product placement. The cost of price promotions and rebates are treated as reductions of revenue and revenues are presented net of sales allowances. If the conditions for revenue recognition are not met, the Company defers the revenue until all conditions are met. Freight charges are recognized as revenue at the time of delivery.

The Company sells coffee directly to customers through its direct delivery, retail web site and wholesale mail order customers. Additionally, the Company sells other coffee related merchandise through its website. Web site sales are paid for and recognized as revenue at the point of sale. Retail orders are billed to the customer's credit card, at the time of shipment, and revenue is then recognized. The Company periodically sells special bulk orders of products that are in excess of production requirements. These sales are recognized when ownership transfers to the buyer, which occurs at the point of shipment.

10

Leases

Our leases consist of both operating and equipment financing. We categorize leases as either operating leases or equipment financing at the commencement date of the agreement.

We recognize a right-of-use (“ROU”) asset and lease liability for each operating and equipment financing with a contractual term greater than 12 months at the time of lease inception. We do not record leases with an initial term of 12 months or less on our consolidated balance sheet but continue to record rent expense on a straight-line basis over the lease term.

Our lease liability represents the present value of future lease payments over the lease term. We cannot determine the interest rate implicit in all of our leases. Therefore, we use market and term-specific incremental borrowing rates when the rate is not implicit in the agreement. Our incremental borrowing rate for a lease is the rate of interest we expect to pay on a collateralized basis to borrow an amount equal to the lease payments under similar terms. Because we do not borrow on a collateralized basis, we consider a combination of factors, including the risk profile and funding cost of the specific lease, the lease term and the effect of adjusting the rate to reflect consideration of collateral.

Total lease costs recorded as rent and other occupancy costs include fixed operating lease costs, variable lease costs and short-term lease costs, as applicable. We recognize operating lease costs on a straight-line basis over the lease term. Our lease agreements do not contain any residual value guarantees or material restrictive covenants. A significant majority of our leases are related to our corporate warehouse and distribution network and are recorded within selling, general, and administrative expenses.

The ROU asset is measured at the initial amount of the lease liability adjusted for lease payments made at or before the lease commencement date. For operating leases, ROU assets are reduced over the lease term by the recognized straight-line lease expense less the amount of accretion of the lease liability determined using the effective interest method. For equipment financing, ROU assets are amortized on a straight-line basis over the shorter of the useful life of the leased asset or the lease term. Interest expense on each equipment financing liability is recognized utilizing the effective interest method. ROU assets are tested for impairment in the same manner as long-lived assets. Additionally, we monitor for events or changes in circumstances that may require a reassessment of one of our leases and determine if a remeasurement is required.

Earnings (Loss) per Share

The Company computes basic earnings (loss) per share ("EPS") by dividing net earnings (loss) for the period (adjusted for any cumulative dividends for the period) by the weighted average number of common shares outstanding during the period. Diluted EPS includes the determinants of basic EPS and, in addition, reflects the dilutive effect, if any, of the common stock deliverable pursuant to stock options or common stock issuable upon the conversion of convertible stock. We have no dilutive instruments for the three months and nine months ended September 30, 2020 and 2019.

2. Accounts Receivable

Accounts receivable consist of the following:

	9/30/2020	12/31/2019
Accounts receivable	$217,230	$223,116
Less: allowance for doubtful accounts	(3,675)	(4,662)
Net accounts receivable	$213,555	$218,454

The Company utilizes a percentage method to establish the allowance for doubtful accounts. The estimated allowance ranges from 1% to 10% of outstanding receivables based on factors pertaining to the credit risk of specific customers, historical trends and other information. Delinquent accounts are written off when it is determined that amounts are uncollectible. Bad debt expense for the three months ended September 30, 2020 and 2019 was $65 and $1,236, respectively. Bad debt expense for the nine months ended September 30, 2020 and 2019 was $795 and $8,795, respectively.

11

3. Inventories

Inventories consist of the following:

	9/30/2020	12/31/2019
Coffee
Unroasted	$173,560	$142,095
Roasted	37,717	35,141
Tea	987	1,616
Packaging, supplies, and other merchandise held for sale	49,709	57,406
Total inventories	$261,973	$236,258

4. Properties and Equipment

Property and equipment, consist of the following:

	9/30/2020	12/31/2019
Equipment	$504,687	$488,189
Furniture and fixtures	155,932	151,093
Leasehold improvements	368,954	368,954
Transportation equipment	44,687	50,217
Pacakge design	41,000	41,000
Capitalized website development costs	32,708	19,000
Property held under financings	325,437	362,280
Total property and equipment	1,473,405	1,480,733
Accumulated depreciation	(1,237,273)	(1,221,243)
Property and equipment, net	$236,132	$259,490

Depreciation and amortization expense for the nine months ended September 30, 2020 and 2019 was $56,867 and $51,633, respectively. Depreciation and amortization expense for the three months ended September 30, 2020 and 2019 was $17,412 and $16,409 respectively.

5. Operating Leases, and Long-term Debt and Equipment Financing

ASC 842, “Leases (Topic 842)” requires leases with durations greater than twelve months to be recognized on the balance sheet.

We lease a warehouse, heavy machinery, and office equipment under finance and operating leases. As of September 30, 2020, we had three operating leases and four equipment financings and long-term debt with remaining terms ranging from less than one year to five years. For leases with terms greater than 12 months, we record the related asset and obligation at the present value of lease payments over the term. Some of our leases include renewal options that are factored into our determination of lease payments when appropriate. We did not separate lease and non-lease components of contracts for any asset class.

None of our leases require us to provide a residual value guarantee. When available, we use the rate implicit in the lease to discount lease payments to present value; however, some of our leases do not provide a readily determinable implicit rate. Therefore, we must estimate our incremental borrowing rate to discount the lease payments based on information available at lease commencement.

12

Lease Position as of September 30, 2020

The table below presents the lease-related assets and liabilities recorded on the balance sheet.

	Classification on the Balance Sheet	September 30, 2020
Assets
Operating lease assets	Operating lease right-of-use assets	$471,117
Equipment financing assets	Property and equipment, net	72,709
Total lease assets		$543,826

Liabilities
Current
Operating	Current portions of operating leases	$99,098
Equipment financing	Current portion of long-term debt and equipment financing	14,824
Noncurrent
Operating	Noncurrent operating leases	372,019
Equipment financing and long-term debt	Noncurrent long-term debt and equipment financing	16,295
Total lease liabilities		$502,236

Weighted-average remaining lease term
Operating leases (in years)		3.50
Equipment financing (in years)		1.82

Weighted-average discount rate
Operating leases		2.45%
Equipment financing		8.64%

Lease Costs

The table below presents certain information related to the lease costs for equipment financings and operating leases for the nine months ended September 30, 2020.

Nine Months Ended September 30, 2020

Equipment financing and long-term debt costs:	$23,614

Amortization of assets	$21,286
Interest on equipment financing and long-term debt	2,328

Operating lease cost	82,476
Short-term lease cost	-
Variable lease cost	-
Total lease cost	$106,090

13

Other Information

The table below presents supplemental cash flow information related to operating leases and equipment financing and long-term debt for the nine months ended September 30, 2020.

Cash paid for amounts included in the measurement of lease liabilities:	Nine Months Ended September 30, 2020

Operating cash flows for operating leases	$82,476
Operating cash flows for equipment financing and long-term debt	$2,328

Financing cash flows for equipment financing and long-term debt	$16,926

Undiscounted Cash Flows

The table below reconciles the undiscounted cash flows for each of the first five years and total of the remaining years to the equipment financing and long-term debt liabilities and operating lease liabilities recorded on the balance sheet.

	Operating Leases	Equipment Financing

Period Ending December 31,
2020	$27,492	$6,209
2021	109,968	15,393
2022	109,221	8,581
2023	105,484	2,838
2024	104,342	1,655
2025	43,000	-
Total minimum lease payments and equipment financings	499,507	34,676
Less: amount of lease payments representing interest	(28,390)	(3,557)
Present value of future minimum lease payments and equipment financings	471,117	31,119
Less: current obligations under leases and equipment financings	(99,098)	(14,824)
Long-term lease and equipment financing obligations	$372,019	$16,295

14

6. Disaggregated Revenue by routes, direct and mail order

Disaggregated information of revenue recognized is as follows:

	For the Three months ended September 30
Sales by department	2020	2019
Routes-wholesale	$277,049	$316,621
Direct-wholesale	744,016	453,201
Mailorder-retail	189,452	96,953
Total	$1,210,517	$866,775

	For the Nine months ended September 30
Sales by department	2020	2019
Routes-wholesale	$808,208	$904,589
Direct-wholesale	1,434,696	1,910,988
Mailorder-retail	586,729	304,977
Total	$2,829,633	$3,120,554

7. Income Taxes

Deferred income taxes arise from temporary timing differences in the recognition of income and expenses for financial reporting and tax purposes. The Company’s deferred tax assets consist of the benefit from net operating loss (NOL) carryforwards and temporary differences. The Company’s deferred tax assets are offset by a valuation allowance due to the uncertainty of the realization of the net operation loss carryforwards. Net operating loss carryforwards may be further limited by a change in Company ownership and other provisions of the tax laws.

8. Related Party Transactions

As of September 30, 2020, the Company has green contracts with three cooperatives in Nicaragua, Guatemala and Uganda. Ethical Trading and Investment Company of Nicaragua (ETICO) is the importer for the transactions. Nicholas Hoskyns, a director of the Company, is the managing director of ETICO. At September 30, 2020 and December 31, 2019, amounts owed to ETICO totaled $58,139 and $37,333, respectively. For the nine months ended September 30, 2020 and 2019, we have paid $401,811 and $424,367, respectively. All the amounts owed are current and were paid in accordance with our standard vendor payment policies. The loss of the ETICO relationship could have an adverse effect on the Company’s business in the short term. Management believes other options are available that could be utilized in the event the ETICO relationship was terminated.

The Company leases its corporate headquarters, warehouse and waterfront facilities from Paul and Joan Katzeff (the Company’s majority shareholders). The lease is classified as an operating lease and provides for monthly rental payments of $8,600. The Company is responsible for all real estate taxes, insurance and maintenance costs related to the facilities. The Company is a guarantor on certain debt that the Company’s majority shareholders hold in connection with its corporate headquarters, warehouse and waterfront facilities. The ten-year lease term ends in May 2025.

In September 2020, the Company deferred rent payments for its corporate headquarters totaling $17,200 for the months of July and August 2020. As the rental lease was entered into with the majority shareholders, terms of repayment have not been agreed upon as of the date of these condensed financial statements but will be determined upon the improvement of economic conditions.

9. Business Segment

The Company operates in one reportable segment. All revenues are derived, and all long-lived assets are held in the U.S.

10. COVID-19 Uncertainty and Related Activity

During the first quarter of 2020, government offices throughout the United States and around the world issued shelter in place orders due to the global outbreak of the COVID-19 virus. On March 27, 2020, the President of the United States signed into law the Families First Coronavirus Response Act and two phases of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act which are intended to provide emergency assistance to individuals and business affected by COVID-19. The CARES Act includes a small business stimulus program, Paycheck Protection Program (“PPP”), which is intended to provide loans to qualified businesses to guarantee twenty-four weeks of payroll and other identified costs which may be eligible for partial or full forgiveness.

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The future impact of the global emergence of COVID-19 on our business is currently unknown. We are closely monitoring the impact of the COVID-19 global outbreak and its resulting impact on our roasting operations and supply chain, with our top priority being the health and safety of our employees, customers, partners, and communities. While we believe our supply chain is in a healthy position, there remains uncertainty related to the public health situation globally. The magnitude of any potential impact is unknown, as it is unclear how long it will take for the overall supply chain to return to normal. We are working closely with our partners and suppliers to manage this process.

In April 2020, the Company successfully secured a $189,228 Small Business Association (“SBA”) loan under the Payroll Protection Program to secure payroll expenses for otherwise furloughed employees impacted by government imposed shelter in place orders. Per the terms of the loan, the full amount may be forgiven as long as loan proceeds are used to cover payroll costs and other specified non-payroll costs (provided any non-payroll costs do not exceed 40% of the forgiven amount) over a 24-week period after the loan is made; and employee and compensation levels are maintained. In the event the Company is required to repay the loan, all payments are deferred for 10 months with accrued interest over this period. Amounts outstanding under the loan bear a fixed interest rate of 1.00% per annum with a maturity date of 2 years from commencement date. The Company has not yet applied for loan forgiveness. If the loan is not forgiven, future debt maturities would be $113,537 and $75,691 for the years ending December 31, 2021 and 2022, respectively.

The SBA loan is being accounted for under ASC 470, “Debt”, whereby interest expense is being accrued at the contractual rate and future debt maturities are based on the assumption that none of the principal balance will be forgiven. Forgiveness, if any, will be recognized as a gain on extinguishment when the lender legally releases the Company based on the criteria set forth in the debt agreement and the CARES Act.

In April 2020, the Company executed a $25,000 non-interest bearing loan with a maturity date of April 16, 2021 with Savings Bank of Mendocino County. The Company repaid the loan in full in December 2020.

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